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                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                               Semiannual Report

                               December 31, 2000
                                   (unaudited)

                     --------------------------------------

Performance Data ..........................................................    1

Our Message to You ........................................................    2

Funds & Investment Objectives .............................................    4

Performance Information & Benchmarks ......................................    5

Investment Review .........................................................    6

Statements of Assets & Liabilities ........................................   22

Statements of Operations ..................................................   24

Statements of Changes in Net Assets .......................................   26

Financial Highlights ......................................................   30

Schedules of Investments ..................................................   34

Notes to Financial Statements .............................................   54

Shareholder Privileges ....................................................   64

The Preferred Group of Mutual Funds

                                                                ----------------
                                                                Performance Data
                                                                ----------------

------------------------------------------------------------------------------------------------------------
Performance Data                                                       Six Months Ended 12/31/00 (unaudited)
------------------------------------------------------------------------------------------------------------
                          Beginning       Ending        Total        Current       Income      Capital Gains
Fund Name                    NAV           NAV         Return*       Yield +      Dividends    Distributions
                          (per share)   (per share)                              (per share)    (per share)
============================================================================================================
Growth                      $26.43        $15.05       (20.74%)          --            --          $ 5.83
------------------------------------------------------------------------------------------------------------
Value                        21.95         21.81        12.76            --        $  .16            2.68
------------------------------------------------------------------------------------------------------------
International                18.11         14.72        (0.29)           --           .35            2.91
------------------------------------------------------------------------------------------------------------
Small Cap                    12.65          9.74       (22.92)           --            --              --
------------------------------------------------------------------------------------------------------------
Asset Allocation             16.77         14.53         0.48            --           .29            2.02
------------------------------------------------------------------------------------------------------------
Fixed Income                  9.51          9.93         7.72          6.03%          .30              --
------------------------------------------------------------------------------------------------------------
S.T. Gov't. Securities        9.51          9.70         5.22          5.92           .30              --
------------------------------------------------------------------------------------------------------------
Money Market++                1.00          1.00         3.16          6.23           .03              --
------------------------------------------------------------------------------------------------------------

* Total return includes reinvestment of dividends and capital gains distributions (not annualized).

+ The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 12/31/00. The yield shown for the Money Market Fund is the seven-day current yield as of 12/31/00, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

++ An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the fund than does the total return quotation.

      The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

                                                   December 31, 2000 (unaudited)

------------------
Our Message To You
------------------

[PHOTO OMITTED]

David L. Bomberger
President

Dear Fellow Preferred Group Shareholder:

I am pleased to present you with The Preferred Group's semiannual report for the six months ended December 31, 2000. This report provides detailed information on your funds' performance including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

Market Commentary

In 1999, convinced that tech stocks could only rise, investors in individual stocks aimed their money at an increasingly narrow group of companies. Prices skyrocketed, and the main gauge of the New Economy, the Nasdaq Composite Index, gained a record 85.6% during the year.

Fast forward to December 29, 2000: The tech-heavy Nasdaq has declined 39.2% since January 1, 2000, giving up virtually all of the previous year's gain. Other major stock indexes also declined during 2000, though none as far or as fast as the Nasdaq.

As remarkable as the Nasdaq's decline was, perhaps even more amazing was the index's volatility. Before 1999, a daily move of 2% in the Nasdaq was judged to be extraordinary. During 2000, investors had to come up with new words to replace the word extraordinary. The Nasdaq moved 2% in either direction on half of all trading days and 5% on one in ten trading days.

Even after the recent decline, the Nasdaq had generated an average annual return of almost 21% during the 1990s. The broader Russell 3000 Index, which represents 98% of the investable U.S. equity market, returned an annual average of 14.90% during the same period, which means both indexes were well above the eight to ten percent returns of the pre-computer stock era. Russell 3000 Index stocks, by the way, were worth $14.06 trillion at the end of December 2000, which indicates a tremendous amount of wealth was created, and retained, during the past decade.

Value-style investing got some respect in 2000. Consider the growth and value stocks in the S&P 500: While the S&P/BARRA Growth Index declined by 24.04% in the past six months, the S&P/BARRA Value Index gained 10.58%. Another winner: government bonds. As many U.S. investors moved to bonds from stocks, the Treasury was paying down the national debt, which meant fewer available bonds for investors to buy. High demand and relatively low supply led to bonds recording better returns than stocks for the first time in years.

Preferred Group Highlights

If recent stock market turmoil proves anything, it proves that diversification among investment styles is a good idea. Within the Preferred Group, the Growth Fund declined 17.62% since January 1, 2000, while the Value Fund headed in the opposite direction, gaining 10.84% (beating the S&P 500 by nearly 20%).

The Preferred Group of Mutual Funds

                                                              ------------------
                                                              Our Message To You
                                                              ------------------

In 1999, the Growth Fund came out ahead; in 2000, the Value Fund provided the higher return. It's impossible to say in advance whether a given year will favor growth- or value-style investing, but it is possible to reduce portfolio volatility by holding both styles--and, we believe, by using active management, to beat passively managed benchmark funds over the long run.

Take a look at an example: If you had invested $5,000 in the Growth Fund and $5,000 in the Value Fund at the beginning of 2000, you'd have $9,661 at the end of the year--a loss to be sure, but $500 more than you'd have if you had put that same $10,000 in the S&P 500. Now consider performance since inception: If you had invested $5,000 in the Growth Fund and $5,000 in the Value Fund in July 1992, you'd have $39,713, which is $1,181 more than if you had invested in the S&P 500.

While past performance is no guarantee of future results, this example demonstrates why investment style diversification makes sense. And why Preferred Group funds, with little holdings overlap among funds, support diversification among investment styles.

Looking Forward

We believe your investing success is heavily dependent on asset allocation and the length of time you're invested in the market. And because we are long-term investors, we don't recommend making asset allocation changes based on last month's, or even last year's, performance numbers.

Instead, we ask you to consider your risk tolerance.

If your tolerance for risk is high, you know that stock funds have historically offered a higher return than bond funds over the long-term, but at the price of greater short-term volatility (though we're compelled to add that past performance is no indication of future performance). If your risk tolerance is low, and/or you'll need money in the near future, you may decide on a portfolio containing a higher proportion of fixed-income funds.

In either case, the Preferred Group keeps your options open by offering a wide range of mutual funds. Because no one can really know your risk tolerance but you.

I thank you for your continued confidence and support. As always, feel free to call us at 1-800-662-4769 with your questions and comments.

                                                    Sincerely,


                                                    /s/ David L. Bomberger

                                                    David L. Bomberger, CFA

                                                   December 31, 2000 (unaudited)

-----------------------------
Funds & Investment Objectives
-----------------------------

--------------------------------------------------------------------------------

                             Preferred Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Preferred Value Fund

Seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Preferred International Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Preferred Small Cap Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Preferred Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Preferred Fixed Income Fund

Seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Preferred Short-Term
                           Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Preferred Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

--------------------------------------------------------------------------------

The Preferred Group of Mutual Funds

                                                         -----------------------
                                                         Performance Information
                                                         -----------------------

Historical performance:

      Historical performance can be evaluated in several ways. At the end of each fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Cumulative total returns:

      Cumulative total returns reflect the fund's actual performance over a set period: six months, one year, five years and since inception.

Average annual total returns:

      Average annual total returns are hypothetical. A fund's actual (or cumulative) return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all funds must provide average annual total returns as of the most recent calendar quarter--in this case, December 31, 2000. This allows you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment:

      The "$10,000 investment since inception" chart illustrates the value of your investment as of December 31, 2000, had you invested $10,000 when the fund started.

--------------------------
Benchmarks - What Are They
and What Do They Tell Me?
--------------------------

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group Funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Preferred Growth Fund
      S&P 500 Index
--------------------------------------------------------------------------------
Preferred Value Fund
      S&P 500 Index
--------------------------------------------------------------------------------
Preferred International Fund
      MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred Small Cap Fund
      Russell 2000 Growth Index
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund
      65/30/5 Benchmark*
      S&P 500 Index
--------------------------------------------------------------------------------
Preferred Fixed Income Fund
      Salomon Brothers Broad Investment Grade (BIG) Index
--------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund
      Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
Preferred Money Market Fund
      Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Growth Fund

Investment Objective:

      The Preferred Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: Kathleen A. McCarragher
      --------------------------------------------------------------------------
      Title: Director, Executive Vice President and Domestic Equity Investment Strategist
      --------------------------------------------------------------------------
      Last Five Years' Experience: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Growth Fund in April 1999.
      --------------------------------------------------------------------------
      Education: B.B.A. in Finance--University of Wisconsin; M.B.A.--Harvard Business School
      --------------------------------------------------------------------------

Discussion & Analysis:

      During the six-month period ended December 31, 2000, the Preferred Growth Fund declined 20.74%, trailing the S&P 500 Index, which declined 8.72%. Since inception, the fund has grown at an annual average rate of 19.15%, ahead of the 17.20% return of the benchmark.

      During the past year, U.S. equity markets posted significant declines after several years of above-trend price and earnings performance. Concerns about an elongated election, slowing rates of earnings growth, high valuations, rising interest rates, tighter monetary policy, higher energy costs and the bursting of the Internet bubble all combined to weigh heavily on stock prices. Cash outperformed stock for the first time in six years.

      During the past six months, capital markets stopped funding new Internet companies and new telecom companies, both of which had spent heavily on technology. One estimate had the average Internet stock trading nearly 70% below its 12-month high. At the end of the second quarter, technology stocks represented approximately 36% of the fund's portfolio, at the end of the third quarter, 30%, and at the end of the fourth quarter, 26%--the same sector weighting as the S&P 500 Index and one of the lowest relative weightings in the fund's history.

      Detractors from fund performance included the majority of technology holdings, including Cisco Systems Inc., Microsoft Corp. (1.8% of net assets) and Corning Inc. (0.9%). Other decliners included communication services companies like Global Crossing Ltd. (0.8%), Nextel Communications Inc. (0.8%) and NTL Inc. (0.6%), and consumer staple stocks, including Time Warner Inc. (1.5%), Viacom Inc. and AT&T Corp. Liberty Media Group (1.5%).

      Telecom companies such as Univision Communications Inc. (1.3%), and healthcare companies including American Home Products Corp., Eli Lilly & Co. (2.3%) and Schering-Plough Corp. (2.1%) provided positive returns for the fund.

      In our opinion, the speed at which inventories are reduced will have a strong impact on real growth in the first half of 2001. However, once we get through the next two to three quarters, we believe the economy may settle into a sustainable growth rate of 2% to 3%.

      In our opinion, our selections have expanding market positions, excellent management and above-average prospects for earnings growth as global capital markets expand. And while we believe fund earnings will return to historic rates of growth rather than the unusually high levels of the past five years, we also believe the fund will achieve better earnings growth than the S&P 500.

                                                       - Jennison Associates LLC

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

--------------------------------------------------------------------------------
Top Ten Holdings:*                                       (% of total net assets)

 1. Nokia Corp. ADR                                                4.1%
--------------------------------------------------------------------------------
 2. Pfizer Inc.                                                    3.9%
--------------------------------------------------------------------------------
 3. Citigroup Inc.                                                 3.8%
--------------------------------------------------------------------------------
 4. Home Depot, Inc.                                               3.7%
--------------------------------------------------------------------------------
 5. American Home Products Corp.                                   3.7%
--------------------------------------------------------------------------------
 6. Vodafone AirTouch Plc ADR                                      3.5%
--------------------------------------------------------------------------------
 7. Cisco Systems, Inc.                                            3.2%
--------------------------------------------------------------------------------
 8. General Electric Co.                                           3.2%
--------------------------------------------------------------------------------
 9. Viacom Inc.                                                    3.2%
--------------------------------------------------------------------------------
10. Schlumberger Ltd.                                              2.9%
--------------------------------------------------------------------------------
       * Holdings listed are as of 12/31/00. Current holdings of any mutual fund are subject to change without notice.

Performance:

The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Because the fund may invest in a limited number of issuers, it may be subject to greater risk than other common stock mutual funds having a greater number of holdings.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                 PAST        PAST        PAST         SINCE
                               6 MONTHS     1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred
Growth Fund                    -20.74%     -17.62%      152.92%      343.98%
--------------------------------------------------------------------------------
S&P 500 Index                   -8.72%      -9.11%      132.13%      285.32%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

Average Annual Total Return:

--------------------------------------------------------------------------------
                                         PAST            PAST         SINCE
                                        1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred                               -17.62%         20.39%        19.15%
Growth Fund
--------------------------------------------------------------------------------
S&P 500 Index                            -9.11%         18.34%        17.20%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

A $10,000 Investment Since Inception:

  [The following table was depicted as a line chart in the printed material.]

                       Preferred Growth Fund               S&P 500 Index
7/1/92                         10000                           10000
12/31/92                       11915                           10837
6/30/93                        12425                           11359
12/31/93                       13828                           11921
6/30/94                        12468                           11514
12/31/94                       13676                           12074
6/30/95                        16733                           14510
12/31/95                       17554                           16599
6/30/96                        19237                           18291
12/31/96                       20868                           20429
6/30/97                        27732                           24612
12/31/97                       27385                           27218
6/30/98                        33003                           32046
12/31/98                       37129                           35043
6/30/99                        42991                           39331
12/31/99                       53897                           42395
6/30/00                        56014                           42276
12/31/00                       44398                           38532

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Value Fund

Investment Objective:

      The Preferred Value Fund seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: John G. Lindenthal
      --------------------------------------------------------------------------
      Title: Managing Director of Oppenheimer Capital
      --------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.
      --------------------------------------------------------------------------
      Education: B.S., M.B.A.--University of Santa Clara
      --------------------------------------------------------------------------

Discussion & Analysis:

      During the six-month period ended December 31, 2000, the Preferred Value Fund returned 12.76%, ahead of the S&P 500 Index, which declined 8.72%. Since its inception, the fund has delivered an average annual return of 15.88%, compared to a 17.20% average annual increase in the benchmark.

      We attribute the favorable results to our resolve in remaining true to our intrinsic-value investment approach. While many investors chose to pursue stocks that were increasing in price, we redoubled our emphasis on fundamental analysis and owned companies at prices that we considered to be below their intrinsic worth.

      The largest contributors to the fund's performance during the period were financial stocks. Federal Home Loan Mortgage Corp., the fund's largest holding, was helped by the market's anticipation of falling interest rates in early 2001 and by a changing political environment. While the future of the mortgage agency's government backing remains uncertain, the issue appears to have quieted somewhat. Also contributing to positive performance was Wells Fargo & Co., whose mortgage-lending activities and consumer-driven business were aided by declining rates, and which was less vulnerable than banks with greater capital markets exposure. Other notable contributors in the financial sector included Bermuda reinsurers XL Capital Ltd. and Ace Ltd.

      Technology names dominated the list of detractors, although our holdings held up well relative to the tech tumble that occurred in the broad market. Computer Associates International Inc. (0.9% of net assets), Intel Corp. (1.4%) and Compaq Computer Corp. (0.8%) all struggled during the period. Sprint (1.7%) was hurt by overbuilding in the telecom sector and eroding profitability in long distance (while concerns are warranted, we believe the stock has been oversold and that, as valuations improve, investment should flow back in). In the current tech environment, we believe these companies should continue to execute well and are strongly positioned to emerge once the difficulties subside. Until this happens, we will cautiously search for opportunities to invest in top-tier technology names at increasingly compelling valuations.

      In our opinion, the forecast for equities over the next two quarters is neutral to negative, and the prior excesses that had been benefiting growth stocks have not been fully wrung out of the market. We expect that value will keep outperforming for some time and that the fund will continue to achieve positive results.

                                                           - Oppenheimer Capital

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

--------------------------------------------------------------------------------
Top Ten Holdings:*                                       (% of total net assets)
================================================================================
 1. Federal Home Loan Mortgage Corp.                               6.0%
--------------------------------------------------------------------------------
 2. Citigroup Inc.                                                 5.8%
--------------------------------------------------------------------------------
 3. Wells Fargo & Co.                                              5.2%
--------------------------------------------------------------------------------
 4. XL Capital Ltd. Class A                                        5.0%
--------------------------------------------------------------------------------
 5. Aflac Inc.                                                     5.0%
--------------------------------------------------------------------------------
 6. Boeing Co.                                                     3.7%
--------------------------------------------------------------------------------
 7. Ace Ltd.                                                       3.5%
--------------------------------------------------------------------------------
 8. Countrywide Credit Industries Inc.                             3.1%
--------------------------------------------------------------------------------
 9. Avon Products Inc.                                             3.0%
--------------------------------------------------------------------------------
10. Minnesota Mining & Manufacturing Co.                           2.7%
--------------------------------------------------------------------------------
      * Holdings listed are as of 12/31/00. Current holdings of any mutual fund are subject to change without notice.

Performance:

The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Because the fund may invest in a limited number of issuers, it may be subject to greater risk than other common stock mutual funds having a greater number of holdings.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                    PAST        PAST        PAST        SINCE
                                  6 MONTHS     1 YEAR      5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred
Value Fund                         12.76%      10.84%      111.92%     250.28%
--------------------------------------------------------------------------------
S&P 500 Index                      -8.72%      -9.11%      132.12%     285.32%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

Average Annual Total Return:

--------------------------------------------------------------------------------
                                          PAST           PAST           SINCE
                                         1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred
Value Fund                               10.84%         16.21%         15.88%
--------------------------------------------------------------------------------
S&P 500 Index                            -9.11%         18.34%         17.20%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

A $10,000 Investment Since Inception:

  [The following table was depicted as a line chart in the printed material.]

                       Preferred Value Fund                S&P 500 Index
7/1/92                         10000                           10000
12/31/92                       10980                           10837
6/30/93                        11673                           11359
12/31/93                       11945                           11921
6/30/94                        11707                           11514
12/31/94                       12001                           12074
6/30/95                        14718                           14510
12/31/95                       16258                           16599
6/30/96                        18322                           18291
12/31/96                       20712                           20429
6/30/97                        24612                           24298
12/31/97                       27218                           26515
6/30/98                        30740                           32046
12/31/98                       30311                           35043
6/30/99                        32743                           39331
12/31/99                       31600                           42395
6/30/00                        31064                           42276
12/31/00                       35028                           38532

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred International Fund

Investment Objective:

      The Preferred International Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: Peter F. Spano, CFA
      --------------------------------------------------------------------------
      Title: President, PXS Corp., General Partner, Mercator Asset Management(R), LP
      --------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.
      --------------------------------------------------------------------------
      Education: B.B.A.--St. John's University; M.B.A.--Baruch College (City University of New York); Chartered Financial Analyst
      --------------------------------------------------------------------------

Discussion & Analysis:

      For the six months ended December 31, 2000, the Preferred International Fund declined 0.29%, ahead of the MSCI EAFE Index, which declined 10.42%. Since inception, the Fund has returned 10.67% on an average annual basis ahead of the 9.96% gain of the benchmark.

      During the past six months, investors faced a slowing global economy, rising energy costs, increased interest rates and slightly higher inflation. In addition, the equity markets became concerned with the outlook for corporate earnings. We were underweight in the technology, telecom and media sector, which led the list of poor performers as investors began to anticipate the end of a multi-year high-tech capital-spending boom.

      Economically sensitive stocks like Tesco (1.8% of net assets), Stora Enso Oyj (2.3%), Akzo Nobel NV (2.0%) and Swire-Pacific (2.3%) were among the fund's best performers. Financial stocks like Royal Bank of Scotland Group and Royal & Sun Alliance also performed well. Despite weakness in the Nikkei Index, a number of our Japanese holdings made strong gains, including pharmaceutical stocks Daiichi Pharmaceutical and Tanabe Seiyaku Co. and insurers Sumitomo Marine & Fire Insurance and Yasuda Marine & Fire Insurance. Another strong performer was Pharmacia Corp. (0.9%) in Sweden. Poorly performing stocks included Hitachi Ltd. (1.9%), Corus Group Plc. (1.6%) and Telecom Argentina Stet France (0.5%).

      New positions included Centros Com Carrefour (1.3%), a hypermarket chain based in Spain, and Hudsons Bay (0.8%), a Canadian department store operator. We also initiated positions in Reckitt & Benckiser, a consumer products company based in the UK, and two companies based in France: Valeo (1.9%), the global auto parts supplier, and engineering firm Alstom (2.0%). We eliminated our positions in Sony, Peugeot and Swatch Group based on high valuations and deteriorating fundamentals. Both of our positions in economically troubled New Zealand and a position in Banco de Andalucia, an underperforming bank in Spain, were also eliminated.

      As we move into 2001, we believe lower interest rates, declining oil prices, and tax cuts may provide some relief to equity markets, but think earnings downgrades are likely to continue in the near term. Although a downturn in the U.S. economy may affect other countries, we believe foreign markets may outperform on a relative basis. Less dependence on technology as a growth driver, lower equity ownership and higher savings rates should soften the blow in Europe and parts of Asia. In addition, dollar weakness, which has already begun, should bolster returns from overseas for U.S.-based investors. In our opinion, the portfolio is well positioned for the investment climate ahead with stocks that offer both attractive valuation and good earnings growth.

                                              - Mercator Asset Management(R), LP

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

--------------------------------------------------------------------------------
 Top Ten Holdings:*                              (% of total net assets)
================================================================================
   1. Daiichi Pharmaceutical                        Japan      3.9%
--------------------------------------------------------------------------------
   2. Yasuda Marine & Fire Insurance                Japan      2.8%
--------------------------------------------------------------------------------
   3. ING Groep NV                            Netherlands      2.6%
--------------------------------------------------------------------------------
   4. Royal Bank of Scotland Group         United Kingdom      2.6%
--------------------------------------------------------------------------------
   5. Bank Nova Scotia Halifax                     Canada      2.6%
--------------------------------------------------------------------------------
   6. Sumitomo Marine & Fire Insurance              Japan      2.5%
--------------------------------------------------------------------------------
   7. Mitsui Fudosan Co.                            Japan      2.5%
--------------------------------------------------------------------------------
   8. Tanabe Seiyaku Co.                            Japan      2.5%
--------------------------------------------------------------------------------
   9. Royal & Sun Alliance                 United Kingdom      2.5%
--------------------------------------------------------------------------------
  10. Reckitt & Benckiser                  United Kingdom      2.3%
--------------------------------------------------------------------------------

            *Holdings listed are as of 12/31/00. Current holdings of any mutual fund are subject to change without notice.

--------------------------------------------------------------------------------
Geographic Allocation:                           (% of total net assets)
================================================================================
Japan                    22.0%                Germany                   3.9%
------------------------------                ------------------------------
United Kingdom           16.6%                Australia                 2.3%
------------------------------                ------------------------------
Switzerland               7.0%                China                     2.3%
------------------------------                ------------------------------
Canada                    6.5%                Finland                   2.3%
------------------------------                ------------------------------
France                    6.5%                Singapore                 2.3%
------------------------------                ------------------------------
Netherlands               5.7%                South Korea               2.2%
------------------------------                ------------------------------
Italy                     5.6%                Argentina                 0.5%
------------------------------                ------------------------------
Sweden                    4.6%                Others                    5.2%
------------------------------                ------------------------------
Spain                     4.5%
------------------------------
--------------------------------------------------------------------------------

Performance:

The following information illustrates the historical performance of the Preferred International Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current prospectus.)

Because the fund may invest in a limited number of issuers, it may be subject to greater risk than other common stock mutual funds having a greater number of holdings.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                    PAST        PAST        PAST        SINCE
                                  6 MONTHS     1 YEAR      5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred
International Fund                 -0.29%      -4.71%       75.15%     136.91%
--------------------------------------------------------------------------------
MSCI EAFE Index                   -10.42%     -13.96%       43.05%     124.13%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

Average Annual Total Return:

--------------------------------------------------------------------------------
                                          PAST           PAST           SINCE
                                         1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred
International Fund                       -4.71%         11.86%         10.67%
--------------------------------------------------------------------------------
MSCI EAFE Index                         -13.96%          7.42%          9.96%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

A $10,000 Investment Since Inception:

  [The following table was depicted as a line chart in the printed material.]

                   Preferred International Fund             EAFE Index
7/1/92                         10000                           10000
12/31/92                       8419                            9779
6/30/93                        9623                            12072
12/31/93                       11915                           12999
6/30/94                        12189                           14159
12/31/94                       12305                           14047
6/30/95                        13004                           14433
12/31/95                       13526                           15668
6/30/96                        14787                           16400
12/31/96                       15845                           16664
6/30/97                        18558                           18114
12/31/97                       17007                           16918
6/30/98                        19414                           19742
12/31/98                       18704                           20464
6/30/99                        20806                           21305
12/31/99                       24860                           26049
6/30/00                        23760                           25020
12/31/00                       23691                           22413

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Small Cap Fund

Investment Objective:

      The Preferred Small Cap Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: William C. McVail, CFA, leads an investment committee.
      --------------------------------------------------------------------------
      Title: Senior Portfolio Manager/Security Analyst, Turner Investment Partners, Inc.
      --------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at PNC Equity Advisors before joining Turner in 1998. Bill assumed management of the Preferred Small Cap Fund in January 2000.
      --------------------------------------------------------------------------
      Education: B.A. in Economics and B.A. in Psychology--Vassar College; Chartered Financial Analyst
      --------------------------------------------------------------------------

Discussion & Analysis:

      In the six months ended December 31, 2000, the Preferred Small Cap Fund declined 22.92%, versus the Russell 2000 Growth Index which declined 23.38%. Since inception, the fund has returned 3.21% on an average annual basis versus 8.26% for the benchmark.

      Equity markets were exceptionally hostile to growth investing during the past six months. The Preferred Small Cap Fund's holdings--stocks with strong prospective earnings power and above-average price/earnings ratios-were hit hard, especially in the fourth quarter, falling victim to an extreme correction in valuations. It was the worst quarter for growth investing since the fourth quarter of 1987, when the Dow Jones Industrial Average lost over 20% of its value in one day.

      Our consumer-discretionary/services holdings were especially battered and a drag on performance, even though the companies generally continued to deliver robust earnings. Basically, investors believed that these and other growth stocks were overvalued, so down they went. As has proved to be the case historically, collapsing valuations negated rising earnings.

      Contributing the most to performance: our 30% weighting in technology stocks and a 4% position in utilities/communications stocks. Both recorded losses, but lost less than their index sectors did. Our financial-services holdings, benefiting from falling interest rates and relatively modest price/earnings ratios, generated the biggest gain; they accounted for 7% of the portfolio. Altogether, five of our 10 sector positions outperformed their corresponding index sectors.

      We believe our growth holdings were excessively punished, now have more attractive valuations, and still offer good return potential. As the economy slows and earnings growth becomes harder to sustain, we believe investors may gravitate to the stocks of companies that can produce the most reliable stream of earnings. And in our opinion, growth companies may produce the most reliable earnings growth. The earnings power of our holdings has been attractive: Over the past five years, the annualized earnings growth of the companies we own was 20.8%, versus 18.9% for the companies comprising the Russell 2000 Growth Index, according to I/B/E/S International, a financial research provider for institutional investors.

                                              - Turner Investment Partners, Inc.

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

--------------------------------------------------------------------------------
Top Ten Holdings:*                                       (% of total net assets)
================================================================================
 1. Laboratory Corp. of America Holdings                           1.8%
--------------------------------------------------------------------------------
 2. Invitrogen Corp.                                               1.6%
--------------------------------------------------------------------------------
 3. Anaren Microwave Inc.                                          1.5%
--------------------------------------------------------------------------------
 4. Caremark RX Inc.                                               1.5%
--------------------------------------------------------------------------------
 5. First Health Group Corp.                                       1.4%
--------------------------------------------------------------------------------
 6. Mettler Toledo International Inc.                              1.4%
--------------------------------------------------------------------------------
 7. Manugistics Group Inc.                                         1.4%
--------------------------------------------------------------------------------
 8. Alpharma Inc.                                                  1.3%
--------------------------------------------------------------------------------
 9. Medicis Pharmaceuticals Inc.                                   1.3%
--------------------------------------------------------------------------------
10. Patterson Dental Co.                                           1.2%
--------------------------------------------------------------------------------
      * Holdings listed are as of 12/31/00. Current holdings of any mutual fund are subject to change without notice.

Performance:

The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                    PAST        PAST        PAST       SINCE
                                  6 MONTHS     1 YEAR      5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred
Small Cap Fund                    -22.92%      -16.81%     12.09%+     17.75%+
--------------------------------------------------------------------------------
Russell 2000
Growth Index                      -23.38%      -22.44%     41.18%      50.68%
--------------------------------------------------------------------------------
                                                              * November 1, 1995

         + Total return would have been lower if a portion of the management fee
           (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

Average Annual Total Return:

--------------------------------------------------------------------------------
                                          PAST           PAST          SINCE
                                         1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred
Small Cap Fund                           -16.81%         2.31%+        3.21%+
--------------------------------------------------------------------------------
Russell 2000
Growth Index                             -22.44%         7.14%         8.26%
--------------------------------------------------------------------------------
                                                              * November 1, 1995

         + Total return would have been lower if a portion of the management fee
           (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

A $10,000 Investment Since Inception:

  [The following table was depicted as a line chart in the printed material.]

                     Preferred Small Cap Fund         Russell 2000 Growth Index
11/1/95                        10000                            10000
12/31/95                       10506                            10673
6/30/96                        11267                            11946
12/31/96                       12653                            11875
6/30/97                        14534                            12495
12/31/97                       16629                            13411
6/30/98                        17942                            14143
12/31/98                       15797                            13576
6/30/99                        14487                            15316
12/31/99                       14156                            19426
6/30/00                        15278                            19665
12/31/00                       11775                            15068

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Asset Allocation Fund

Investment Objective:

      The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

Portfolio Managers Profiles:

      --------------------------------------------------------------------------
      Mellon Capital Management Corporation

      Portfolio Manager: Thomas B. Hazuka
      --------------------------------------------------------------------------
      Title: Executive Vice President and Chief Investment Officer, Mellon Capital Management Corporation
      --------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
      --------------------------------------------------------------------------
      Education:  B.S.--Stevens Institute of Technology;
      M.B.A.--University of Connecticut;
      Ph.D.--Stanford University
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      PanAgora Asset Management

      Portfolio Manager: Edgar E. Peters
      --------------------------------------------------------------------------
      Title: Director, Asset Allocation and Chief Investment Strategist, PanAgora Asset Management, Inc.
      --------------------------------------------------------------------------
      Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
      --------------------------------------------------------------------------
      Education: B.S.--Montclair State College;
      M.B.A.--Rutgers University
      --------------------------------------------------------------------------

Discussion & Analysis:

      The Preferred Asset Allocation Fund returned 0.48% for the six-month period ended December 31, 2000. In comparison, the fund's blended benchmark consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills declined 2.62% for the period. The fund has provided an average annual return of 13.60% since inception, compared to 14.47% for the benchmark.

      Earnings warnings, rising energy prices and the fear of economic recession grew during the second half of the year, sending stocks down and bonds up. The S&P 500 declined 8.72% during the second half of the year, the Lehman Aggregate Index returned 7.35%, and the Lehman Long Treasury Index returned 10.27%. The fund outperformed its benchmark due to its overweight in bonds for most of the six-month period.

      The tech sector of the stock market continued to deflate as the New Economy proved itself to be just as vulnerable to an economic slow-down as the Old Economy. In fact, Old Economy stocks fared much better. More than anything, the decline of the tech sector is a classic example of what happens when a speculative bubble deflates. Yes, technology is changing the world, and consumers are benefiting, but in 2000, the benefits of technology to corporate profits were less than expected, and stock prices suffered accordingly.

      In fact, stocks in general suffered more than the broad market indexes indicated. Take the S&P 500. It declined 9.11% for the year, despite double-digit gains in the utility and financial sectors.

      A dramatic drop in bond yields accompanied the decline in stock prices. The 10-year Treasury note dropped from 5.82% at the start of the fourth quarter to 5.11% by the end of December. The combination of lower stock prices and lower bond yields made stocks an attractive alternative to bonds.

      During the quarter, the fund grew more bullish on stocks and decreased its allocation to bonds. We continue to favor a larger allocation to stocks than to bonds or short-term securities. We believe the chances of a recession are remote and that continued stimulus by the Fed may work to make

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

      stocks attractive. However, we do not expect a strong rally. In our opinion, stocks will outperform bonds this year, but probably not by much.

                                               - Mellon Capital Management Corp.
                                               - PanAgora Asset Management, Inc.

--------------------------------------------------------------------------------
Portfolio Allocation*                                           (% of portfolio)
================================================================================
                                          12/31/00**       6/30/00      12/31/99
--------------------------------------------------------------------------------
Stocks                                       52%             31%           35%
--------------------------------------------------------------------------------
Bonds                                        27%             55%           56%
--------------------------------------------------------------------------------
Short-Term                                   21%             14%            9%
(maturities less than one year)
--------------------------------------------------------------------------------
         * Allocations do not consider the effect of futures contracts.
           See Note 4 of the notes to the financial statements for open futures contracts at December 31, 2000.
        ** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

Performance:

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The performance of the Asset Allocation Fund is also compared with the S&P 500 Index.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term investments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                     PAST        PAST        PAST        SINCE
                                   6 MONTHS     1 YEAR      5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset
Allocation Fund                      0.48%       6.55%       92.60%     195.73%
--------------------------------------------------------------------------------
65/30/5 Benchmark                   -2.62%       0.06%       98.06%     215.46%
--------------------------------------------------------------------------------
S&P 500 Index                       -8.72%      -9.11%      132.13%     285.32%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

Average Annual Total Return:

--------------------------------------------------------------------------------
                                           PAST           PAST           SINCE
                                          1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset
Allocation Fund                            6.55%         14.01%         13.60%
--------------------------------------------------------------------------------
65/30/5 Benchmark                          0.06%         14.65%         14.47%
--------------------------------------------------------------------------------
S&P 500 Index                             -9.11%         18.34%         17.20%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

A $10,000 Investment Since Inception:

   [The following table was depicted as a line chart in the printed material.]

                        Preferred Asset
                        Allocation Fund      65/30/5 Benchmark     S&P 500 Index
7/1/92                         10000                10000               10000
12/31/92                       10731                10781               10837
6/30/93                        11357                11523               11359
12/31/93                       11869                12057               11921
6/30/94                        11212                11483               11514
12/31/94                       11563                11848               12074
6/30/95                        13643                14057               14510
12/31/95                       15354                15849               16599
6/30/96                        16132                16429               18291
12/31/96                       17685                18021               20429
6/30/97                        19521                20789               24612
12/31/97                       21384                23054               27218
6/31/98                        23784                26167               32046
12/31/98                       27161                28497               35043
6/30/99                        27879                30153               39331
12/31/99                       27755                31526               42395
6/30/00                        29433                32395               42276
12/31/00                       29573                31546               38532

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Fixed Income Fund

Investment Objective:

      The Preferred Fixed Income Fund seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: E. Luke Farrell
      --------------------------------------------------------------------------
      Title: Vice President, Fixed Income Portfolio Manager, J.P. Morgan Investment Management Inc.
      --------------------------------------------------------------------------
      Last Five Years' Experience: Prior to joining J.P. Morgan's portfolio management group, Luke traded fixed income securities for the firm. He assumed primary responsibility for management of the Preferred Fixed Income Fund in February 2000.
      --------------------------------------------------------------------------
      Education: B.S.-- University of Virginia
      --------------------------------------------------------------------------

Discussion & Analysis:

      The Preferred Fixed Income Fund's return was 7.72% for the six-month period ended December 31, 2000, compared to 7.39% for the Salomon Brothers Broad Investment Grade (BIG) Index. Since its inception, the fund has provided an average annual return of 6.72%, compared to 7.22% for its benchmark.

      In the final months of the year, the monthly National Association of Purchasing Managers report fell to levels that signal recession. Corporate profits declined sharply as expectations of future earnings were revised down. Layoffs, weaker payroll growth, falling consumer sentiment and slowing auto sales dominated market expectations. The dollar moved higher against the yen, while the euro rebounded from a mid-period low, improving by 7% against the dollar.

      The fixed-income markets rallied and two-year U.S. Treasury yields declined to 5.09% at year's end. Ten-year yields declined to 5.11%. Most spread sectors underperformed U.S. Treasuries, with credit quality and liquidity concerns hurting the credit sectors and heightened prepayment concerns pressuring residential mortgages. The corporate and high-yield sectors experienced a sharp increase in issuer-specific negative credit events.

      During the period, we maintained a long-duration position, believing the potential for a weakening in overall economic activity was increasing significantly. We moved our duration positioning into shorter maturity Treasuries as we approached year's end.

      We remained underweight in the corporate sector and increased the underweight to residential mortgages while holding steady allocations to agencies and commercial mortgage-backed securities. We remained overweight in the liquid asset-backed securities sector as well as the non-call mortgage sector. Finally, we maintained minimal allocations to both emerging-market and high-yield debt throughout the quarter, closing the international position in early October. The portfolio benefited from the underweight in corporates and mortgages, but the negative attribution from international resulted in approximately negative 10 basis points of return from the sector decision.

      Performance was helped by security selection, especially oil sector, Canadian province and U.S. agency securities.

      We believe U.S. economic data may continue to disappoint during the first half of the year. We also believe the Fed may continue easing monetary policy, lowering the fed funds rate by 100 to 200 basis points. In our opinion, the Fed's willingness to provide liquidity may tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We expect to move to a more neutral stance in spread sector exposure and will look for opportunities to increase our exposure to these sectors if liquidity and credit quality stabilize.

                                             - J.P. Morgan Investment Management

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

--------------------------------------------------------------------------------
Portfolio Statistics:                                  (as of December 31, 2000)

Portfolio Holdings                                                   142
--------------------------------------------------------------------------------
Average Maturity                                              13.8 years
--------------------------------------------------------------------------------
Average Duration                                               4.9 years
--------------------------------------------------------------------------------
Average Quality                                                      AAA
================================================================================
Allocation (% of portfolio*):
--------------------------------------------------------------------------------
   Treasury                                                          12%
--------------------------------------------------------------------------------
   Corporates                                                        18%
--------------------------------------------------------------------------------
   Mortgages/Asset-Backed                                            65%
--------------------------------------------------------------------------------
   Foreign Corporates & Govt.                                         1%
--------------------------------------------------------------------------------
   Short-Term                                                         4%
   (maturities less than one year)
--------------------------------------------------------------------------------
         * Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at December 31, 2000. Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

Performance:

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the Salomon Brothers Broad Investment Grade (BIG) Index. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                     PAST        PAST        PAST       SINCE
                                   6 MONTHS     1 YEAR      5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed
Income Fund                          7.72%      10.56%      31.11%      73.90%
--------------------------------------------------------------------------------
Salomon Bros.
BIG Index                            7.39%      11.60%      36.65%      80.91%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

Average Annual Total Return:

--------------------------------------------------------------------------------
                                           PAST           PAST          SINCE
                                          1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed
Income Fund                               10.56%          5.57%          6.72%
--------------------------------------------------------------------------------
Salomon Bros.                             11.60%          6.44%          7.22%
BIG Index
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

A $10,000 Investment Since Inception:

  [The following table was depicted as a line chart in the printed material.]

                      Preferred Fixed Income Fund        Salomon Bros. BIG Index
7/1/92                           10000                            10000
12/31/92                         10471                            10461
6/30/93                          11259                            11198
12/31/93                         11549                            11496
6/30/94                          11207                            11065
12/31/94                         11273                            11169
6/30/95                          12494                            12454
12/31/95                         13264                            13238
6/30/96                          13009                            13071
12/31/96                         13660                            13717
6/30/97                          14101                            14138
12/31/97                         14814                            15038
6/30/98                          15416                            15634
12/31/98                         15848                            16348
6/30/99                          15578                            16121
12/31/99                         15730                            16211
6/30/00                          16144                            16846
12/31/00                         17390                            18091

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Short-Term Government Securities Fund

Investment Objective:

      The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: Charles T. (C.T.) Urban, III, CFA
      --------------------------------------------------------------------------
      Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd.
      (CIML)
      --------------------------------------------------------------------------
      Last Five Years' Experience: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis. C.T. assumed management of the Preferred Short-Term Government Securities Fund on November 1, 1999.
      --------------------------------------------------------------------------
      Education: B.S.-- University of North Carolina; M.B.A.--University of Minnesota; Chartered Financial Analyst
      --------------------------------------------------------------------------

Discussion & Analysis:

      The Preferred Short-Term Government Securities Fund gained 5.22% for the six months ended December 31, 2000, ahead of a 4.86% return for the benchmark Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has achieved an annualized return of 4.99% versus 5.83% for the benchmark.

      The big news of the past six months was the sharper-than-expected slowdown in the rate of growth of the U.S. economy. Though somewhat overshadowed by protracted proceedings of the presidential election, the slowdown became unmistakable as economists gathered statistics showing falling demand and increasing inventories. Consumer confidence also fell throughout the period.

      After several interest rate hikes earlier in the year, the Federal Reserve left the federal funds rate unchanged during the third quarter. But during the fourth quarter, the Fed moved away from its tightening bias (favoring higher interest rates) to an easing stance (favoring lower interest rates). Fed Chair Alan Greenspan said the Fed was now more concerned about the economy than about the potential for higher inflation.

      During most of the third quarter, government-sponsored enterprises like the Federal Home Loan Mortgage Corp. stayed out of the news, which allowed yield spreads to narrow slightly. Interest rates were forced down during the quarter, and the yield curve reversed some of the inversion from the beginning of the year. Two-year Treasury rates fell by 0.40% while the 30-year bond rate was unchanged.

      During the fourth quarter, our strategy of emphasizing the debt of various government-sponsored enterprises (GSE) paid off. Demand for high-quality debt increased as investors worried about risk. Interest rates continued to fall during the quarter and the yield curve started to reestablish a more "normal" upward sloping shape. Two-year Treasury rates fell by 1.1% while the long 30-year rate fell by .52%.

      At the end of the fiscal year, the portfolio's effective duration was 1.51 versus 1.63 for the benchmark. The sector breakdown for the period was 74% government-sponsored agency debentures, 24% government agency mortgage-related securities, 1% U.S. Treasury securities and 1% cash equivalents.

      We believe the slowdown in domestic growth rates may worsen, compounded by continued high energy prices--especially heating oil and natural gas. Given the severity of the weather throughout most of the country and the higher heating bills sure to result, consumer spending may be down in the first quarter of 2001.

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

      In this environment, we will continue to keep an eye on income and protecting that income in case rates drop precipitously.

                                        - Caterpillar Investment Management Ltd.

--------------------------------------------------------------------------------
Portfolio Statistics:                                  (as of December 31, 2000)
================================================================================
Portfolio Holdings                                                    37
--------------------------------------------------------------------------------
Average Maturity                                               1.8 years
--------------------------------------------------------------------------------
Average Duration                                               1.5 years
--------------------------------------------------------------------------------

Performance:

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return:

--------------------------------------------------------------------------------
                                     PAST        PAST        PAST        SINCE
                                   6 MONTHS     1 YEAR      5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term
Government                           5.22%       8.19%      28.91%      51.27%
Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr.
Treasury Index                       4.86%       8.00%      33.34%      61.88%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

Average Annual Total Return:

--------------------------------------------------------------------------------
                                           PAST           PAST          SINCE
                                          1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term
Government                                 8.19%          5.21%          4.99%
Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr.
Treasury Index                             8.02%          5.92%          5.83%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992

A $10,000 Investment Since Inception:

   [The following table was depicted as a line chart in the printed material.]

            Preferred Short-Term Gov't. Sec. Fund      ML 1-3 Yr. Treasury Index
7/1/92                      10000                                10000
12/31/92                    10261                                10317
6/30/93                     10632                                10658
12/31/93                    10833                                10875
6/30/94                     10723                                10830
12/31/94                    10757                                10938
6/30/95                     11336                                11666
12/31/95                    11735                                12140
6/30/96                     11914                                12303
12/31/96                    12287                                12744
6/30/97                     12606                                13111
12/31/97                    13046                                13593
6/30/98                     13327                                14003
12/31/98                    13667                                14544
6/30/99                     13762                                14714
12/31/99                    13982                                14989
6/30/00                     14376                                15438
12/31/00                    15127                                16188

                                                   December 31, 2000 (unaudited)

-----------------
Investment Review
-----------------

Preferred Money Market Fund

Investment Objective:

      The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

Portfolio Manager Profile:

      --------------------------------------------------------------------------
      Portfolio Manager: Mark Settles
      --------------------------------------------------------------------------
      Title: Fixed Income Portfolio Manager, J.P. Morgan Investment Management Inc.
      --------------------------------------------------------------------------
      Last Five Years' Experience: Product Portfolio Manager of J.P. Morgan's Short Term Fixed Income group. Mark assumed responsibility for management of the Preferred Money Market Fund on January 1, 2000.
      --------------------------------------------------------------------------
      Education: B.A.-- Columbia University; M.B.A.--Northwestern University
      --------------------------------------------------------------------------

Discussion & Analysis:

      The Preferred Money Market Fund returned 3.16% for the six-month period ended December 31, 2000, compared to a 3.07% return in for the Money Fund Report Average/All Taxable. Since inception, the fund's average annual return has been 4.73% versus 4.59% for the benchmark.

      The third quarter of 2000 ushered in a change in market psychology. Market participants were no longer preoccupied by the prospect of additional tightening by the Federal Reserve; their focus had switched to the pace and degree of slowdown in U.S. economic activity.

      During the third quarter, the markets responded to convincing signs of a U.S. slowdown by lowering short-rate expectations. Slowing growth was most evident in the old economy, with a steadily deteriorating NAPM index pointing to a contraction in the manufacturing sector. In response, we opportunistically extended the weighted average maturity and spread duration of the fund. These actions were the greatest contributor to excess return in the portfolio.

      In the fourth quarter, amidst political concerns, the slowdown in the U.S. economy accelerated and broadened faster than most investors expected. Policymakers took note of this development and the Federal Reserve Board moved to an easing bias in regard to interest rates. U.S. Treasury bonds then staged an impressive rally, and the yield curve steepened considerably after being inverted at the beginning of the quarter.

      The portfolio maintained a barbell construction throughout the fourth quarter, while keeping a significant concentration of maturities on the short end of the curve. This allowed the portfolio to take advantage of attractive yields, which were competitive with the fed funds rate of 6.5% at year's end. The portfolio also benefited from a significant concentration in floating rate notes.

      We believe U.S. economic data may continue to disappoint and growth may sink well below potential in the first half of the year. Our three-month forecast for the fed funds rate now stands at 5.25%; however, we believe the Fed is ready to do whatever it takes to avoid a prolonged economic slump. We also believe there may be a rebound in growth and improved credit conditions in the second half of the year. The Treasury market has already priced this scenario, but in our opinion, yield spreads on riskier assets have considerable room to narrow.

                                             - J.P. Morgan Investment Management

The Preferred Group of Mutual Funds

                                                               -----------------
                                                               Investment Review
                                                               -----------------

Performance:

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Cumulative Total Return:

--------------------------------------------------------------------------------
                           PAST    7-DAY CURRENT    PAST      PAST       SINCE
                         6 MONTHS     YIELD+ +     1 YEAR    5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred Money
Market Fund                3.16%       6.23%        6.12%    29.55%     48.18%+
--------------------------------------------------------------------------------
Money Fund Report
Avg/All Taxable            3.07%       5.91%        5.90%    28.34%     46.40%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992
         + Total return would have been lower if a portion of the management fee
           (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.
        ++ The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the fund than does the total return quotation. The yield for Money Fund Report Avg/All Taxable represents the seven-day current yield as of December 31, 2000.

Average Annual Total Return:

--------------------------------------------------------------------------------
                                           PAST           PAST           SINCE
                                          1 YEAR         5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred Money
Market Fund                                6.12%          5.31%         4.73%+
--------------------------------------------------------------------------------
Money Fund Report
Avg/All Taxable                            5.90%          5.12%          4.59%
--------------------------------------------------------------------------------
                                                                  * July 1, 1992
         + Total return would have been lower if a portion of the management fee
           (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

A $10,000 Investment Since Inception:

  [The following table was depicted as a line chart in the printed material.]

               Preferred Money Market Fund    Money Fund Report Avg/All Taxable
7/1/92                    10000                             10000
12/31/92                  10140                             10148
6/30/93                   10271                             10284
12/31/93                  10406                             10422
6/30/94                   10569                             10583
12/31/94                  10814                             10813
6/30/95                   11126                             11113
12/31/95                  11438                             11407
6/30/96                   11719                             11690
12/31/96                  12018                             11974
6/30/97                   12319                             12259
12/31/97                  12638                             12579
6/30/97                   12986                             12896
12/31/98                  13318                             13211
6/30/99                   13621                             13499
12/31/99                  13963                             13824
6/30/00                   14363                             14203
12/31/00                  14818                             14640

                                                   December 31, 2000 (unaudited)

----------------------------------
Statements of Assets & Liabilities
----------------------------------

                                                                                   -------------    -------------    -------------
December 31, 2000 (unaudited)
                                                                                      Growth            Value        International
                                                                                   -------------    -------------    -------------
Assets
  Investments at value , including $20,934,873, $10,560,289, $44,342,974,
       $21,715,892, $52,629,940 and $14,596,499 of Growth, Value, International,
       Small Cap, Asset Allocation and Fixed Income funds' securities on loan ..   $ 660,960,389    $ 358,593,473    $ 314,794,335
  Short-term investments at amortized cost .....................................      62,337,134       52,536,120       67,069,713
  Cash .........................................................................             369                               708
  Receivable for investments sold ..............................................       2,598,992
  Receivable for fund shares sold ..............................................       3,363,181        2,232,067          809,516
  Receivable for variation margin ..............................................
  Dividends and interest receivable ............................................         288,034          270,685          157,312
  Foreign tax reclaim receivable ...............................................                                           384,024
  Prepaid expenses and other assets ............................................          35,840            5,262           16,078
                                                                                   -------------    -------------    -------------
       Total assets ............................................................     729,583,939      413,637,607      383,231,686
                                                                                   -------------    -------------    -------------

Liabilities
  Payable for investments purchased ............................................      11,971,794        3,663,093
  Payable for fund shares redeemed .............................................       8,350,149            2,742        4,930,868
  Payable for distributions ....................................................           5,602            2,687            4,634
  Payable upon return of securities loaned .....................................      21,522,134       10,735,100       45,894,713
  Payable for:
     Management fees ...........................................................         433,741          238,023          256,925
     Audit fees ................................................................          16,631           14,433           18,131
     Custodian fees ............................................................          28,687           16,104          106,605
     Legal fees ................................................................
     Trustees' fees ............................................................           7,914            2,711
     Transfer agent fees .......................................................          24,938           26,578           18,441
     Other fees ................................................................
                                                                                   -------------    -------------    -------------
          Total liabilities ....................................................      42,361,590       14,701,471       51,230,317
                                                                                   -------------    -------------    -------------
  Net assets ...................................................................   $ 687,222,349    $ 398,936,136    $ 332,001,369
                                                                                   =============    =============    =============
  Shares of beneficial interest outstanding ....................................      45,653,162       18,294,893       22,551,789
                                                                                   =============    =============    =============
  Offering and redemption price per share ......................................   $       15.05    $       21.81    $       14.72
                                                                                   =============    =============    =============

Composition of Net Assets:
  Paid-in capital ..............................................................   $ 665,330,923    $ 240,355,945    $ 275,421,163
  Undistributed (Distributions in excess of) net investment income .............        (869,774)          73,010          351,489
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency ......................       4,893,180        4,856,784       (2,008,490)
  Net unrealized appreciation (depreciation) on:
     Investments ...............................................................      17,868,020      153,650,221       58,243,139
     Futures ...................................................................
     Foreign denominated other assets,
        liabilities & currency .................................................                              176           (5,932)
                                                                                   -------------    -------------    -------------
  Net assets ...................................................................   $ 687,222,349    $ 398,936,136    $ 332,001,369
                                                                                   =============    =============    =============
  Investments and short-term investments at cost ...............................   $ 705,429,503    $ 257,479,372    $ 323,620,909

See notes to financial statements

The Preferred Group of Mutual Funds

                                              ----------------------------------
                                              Statements of Assets & Liabilities
                                              ----------------------------------

                                                                                    -------------    -------------    -------------
December 31, 2000 (unaudited)                                                                            Asset            Fixed
                                                                                      Small Cap       Allocation          Income
                                                                                    -------------    -------------    -------------
Assets
  Investments at value , including $20,934,873, $10,560,289, $44,342,974,
       $21,715,892, $52,629,940 and $14,596,499 of Growth, Value, International,
       Small Cap, Asset Allocation and Fixed Income funds' securities on loan ..    $  95,238,722    $ 167,599,811    $ 173,496,967
  Short-term investments at amortized cost .....................................       26,956,610       97,923,467       22,673,529
  Cash .........................................................................                           787,451              290
  Receivable for investments sold ..............................................        2,723,013            9,549
  Receivable for fund shares sold ..............................................          193,258          883,933          336,927
  Receivable for variation margin ..............................................                             4,844           12,281
  Dividends and interest receivable ............................................           31,595        1,074,442        1,846,576
  Foreign tax reclaim receivable ...............................................
  Prepaid expenses and other assets ............................................              709          100,551           12,535
                                                                                    -------------    -------------    -------------
       Total assets ............................................................      125,143,907      268,384,048      198,379,105
                                                                                    -------------    -------------    -------------

Liabilities
  Payable for investments purchased ............................................        4,758,077          335,422          595,558
  Payable for fund shares redeemed .............................................           20,819          104,194
  Payable for distributions ....................................................                           618,800              997
  Payable upon return of securities loaned .....................................       23,133,717       54,284,259       14,882,668
  Payable for:
     Management fees ...........................................................           76,209          125,201           76,376
     Audit fees ................................................................           13,451           17,703           15,233
     Custodian fees ............................................................           11,835           35,932           26,648
     Legal fees ................................................................            6,348
     Trustees' fees ............................................................                                              1,859
     Transfer agent fees .......................................................            5,025           17,082           14,606
     Other fees ................................................................            2,815
                                                                                    -------------    -------------    -------------
          Total liabilities ....................................................       28,028,296       55,538,593       15,613,945
                                                                                    -------------    -------------    -------------
  Net assets ...................................................................    $  97,115,611    $ 212,845,455    $ 182,765,160
                                                                                    =============    =============    =============
  Shares of beneficial interest outstanding ....................................        9,966,620       14,648,263       18,413,608
                                                                                    =============    =============    =============
  Offering and redemption price per share ......................................    $        9.74    $       14.53    $        9.93
                                                                                    =============    =============    =============

Composition of Net Assets:
  Paid-in capital ..............................................................    $ 118,899,954    $ 187,175,954    $ 187,000,298
  Undistributed (Distributions in excess of) net investment income .............         (429,644)           2,161            9,680
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency ......................      (24,027,150)      (1,849,470)      (9,602,876)
  Net unrealized appreciation (depreciation) on:
     Investments ...............................................................        2,672,451       28,618,434        5,252,103
     Futures ...................................................................                        (1,101,624)         105,898
     Foreign denominated other assets,
        liabilities & currency .................................................                                                 57
                                                                                    -------------    -------------    -------------
  Net assets ...................................................................    $  97,115,611    $ 212,845,455    $ 182,765,160
                                                                                    =============    =============    =============
  Investments and short-term investments at cost ...............................    $ 119,522,881    $ 236,904,844    $ 190,918,393

                                                                                      -------------    -------------
December 31, 2000 (unaudited)                                                           Short-Term         Money
                                                                                        Government         Market
                                                                                      -------------    -------------
Assets
  Investments at value , including $20,934,873, $10,560,289, $44,342,974,
       $21,715,892, $52,629,940 and $14,596,499 of Growth, Value, International,
       Small Cap, Asset Allocation and Fixed Income funds' securities on loan ..      $  73,876,287
  Short-term investments at amortized cost .....................................          2,560,217    $ 156,712,483
  Cash .........................................................................                                 758
  Receivable for investments sold ..............................................
  Receivable for fund shares sold ..............................................             95,757       11,607,796
  Receivable for variation margin ..............................................
  Dividends and interest receivable ............................................          1,281,390          869,520
  Foreign tax reclaim receivable ...............................................
  Prepaid expenses and other assets ............................................              8,133           18,000
                                                                                      -------------    -------------
       Total assets ............................................................         77,821,784      169,208,557
                                                                                      -------------    -------------

Liabilities
  Payable for investments purchased ............................................
  Payable for fund shares redeemed .............................................                               8,989
  Payable for distributions ....................................................                136            3,296
  Payable upon return of securities loaned .....................................
  Payable for:
     Management fees ...........................................................             22,922           39,976
     Audit fees ................................................................             16,368           12,464
     Custodian fees ............................................................             11,494           18,217
     Legal fees ................................................................
     Trustees' fees ............................................................                211              451
     Transfer agent fees .......................................................              5,486           15,617
     Other fees ................................................................
                                                                                      -------------    -------------
          Total liabilities ....................................................             56,617           99,010
                                                                                      -------------    -------------
  Net assets ...................................................................      $  77,765,167    $ 169,109,547
                                                                                      =============    =============
  Shares of beneficial interest outstanding ....................................          8,019,006      169,109,547
                                                                                      =============    =============
  Offering and redemption price per share ......................................      $        9.70    $        1.00
                                                                                      =============    =============

Composition of Net Assets:
  Paid-in capital ..............................................................      $  79,020,155    $ 169,109,547
  Undistributed (Distributions in excess of) net investment income .............
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency ......................         (2,377,907)
  Net unrealized appreciation (depreciation) on:
     Investments ...............................................................          1,122,919
     Futures ...................................................................
     Foreign denominated other assets,
        liabilities & currency .................................................
                                                                                      -------------    -------------
  Net assets ...................................................................      $  77,765,167    $ 169,109,547
                                                                                      =============    =============
  Investments and short-term investments at cost ...............................      $  75,313,585    $ 156,712,483

See notes to financial statements

                                                   December 31, 2000 (unaudited)

------------------------
Statements of Operations
------------------------

Six Month Period Ended                                                     -------------    -------------    -------------
December 31, 2000 (unaudited)                                                 Growth            Value        International
                                                                           -------------    -------------    -------------
Investment Income
  Dividends ................................................               $   1,503,672    $   2,448,289    $   2,010,266
  Interest .................................................                     847,926          647,895          554,447
  Securities Lending .......................................                      87,813           21,291          101,786
                                                                           -------------    -------------    -------------
                                                                               2,439,411        3,117,475        2,666,499
  Less foreign taxes withheld at source ....................                      (8,109)          (9,122)        (250,103)
                                                                           -------------    -------------    -------------
     Total income ..........................................                   2,431,302        3,108,353        2,416,396
                                                                           -------------    -------------    -------------

Expenses
  Management fees ..........................................                   2,973,779        1,371,024        1,583,673
  Audit fees ...............................................                      18,652           16,131           19,156
  Custodian fees ...........................................                      78,137           44,362          300,954
  Registration fees ........................................                         595            6,554            6,554
  Legal fees ...............................................                      40,833           18,652           17,644
  Trustees' fees ...........................................                      13,611            7,058            6,050
  Transfer agent fees ......................................                     144,679           96,788           65,029
  Insurance fees ...........................................                       7,096            4,538            3,025
  Other expenses ...........................................                      23,694           15,123           11,594
                                                                           -------------    -------------    -------------
     Total expenses ........................................                   3,301,076        1,580,230        2,013,679
                                                                           -------------    -------------    -------------
        Net investment income (loss)  ......................                    (869,774)       1,528,123          402,717
                                                                           -------------    -------------    -------------

Net Realized and Unrealized Gain
(Loss) on Investments, Futures
and Foreign Currency
  Net realized gain (loss) on:
     Investments ...........................................                  65,563,426       25,095,019       20,284,784
     Futures ...............................................
     Forward contracts .....................................
     Foreign denominated other assets,
         liabilities & currency ............................                                                      (326,180)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments ...........................................                (239,741,759)      17,045,698      (19,260,586)
     Futures ...............................................
     Foreign denominated other assets,
        liabilities & currency .............................                                          176           (8,807)
                                                                           -------------    -------------    -------------
             Net gain (loss) ...............................                (174,178,333)      42,140,893          689,211
                                                                           -------------    -------------    -------------

  Net increase (decrease) in net assets
     resulting from operations .............................               ($175,048,107)   $  43,669,016    $   1,091,928
                                                                           =============    =============    =============

See notes to financial statements

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Statements of Operations
                                                        ------------------------

                                                                     -------------  -------------    -------------
Six Month Period Ended                                                                  Asset           Fixed
December 31, 2000 (unaudited)                                         Small Cap       Allocation        Income
                                                                     -------------  -------------    -------------
Investment Income
  Dividends ................................................         $     175,718  $     433,726
  Interest .................................................                            4,513,168    $   5,928,084
  Securities Lending .......................................                53,788         21,893            7,075
                                                                     -------------  -------------    -------------
                                                                           229,506      4,968,787        5,935,159
  Less foreign taxes withheld at source ....................                (1,299)        (1,584)
                                                                     -------------  -------------    -------------
     Total income ..........................................               228,207      4,967,203        5,935,159
                                                                     -------------  -------------    -------------

Expenses
  Management fees ..........................................               535,855        765,688          433,963
  Audit fees ...............................................                15,123         18,652           16,635
  Custodian fees ...........................................                53,435         98,806           70,071
  Registration fees ........................................                 6,050          4,439            1,019
  Legal fees ...............................................                11,594         11,090            7,562
  Trustees' fees ...........................................                 1,513          4,033            3,529
  Transfer agent fees ......................................                24,702         64,078           39,825
  Insurance fees ...........................................                 1,008          2,521            2,017
  Other expenses ...........................................                 8,571         11,029            8,067
                                                                     -------------  -------------    -------------
     Total expenses ........................................               657,851        980,336          582,688
                                                                     -------------  -------------    -------------
        Net investment income (loss)  ......................              (429,644)     3,986,867        5,352,471
                                                                     -------------  -------------    -------------

Net Realized and Unrealized Gain
(Loss) on Investments, Futures
and Foreign Currency
  Net realized gain (loss) on:
     Investments ...........................................           (17,059,193)     3,823,530          254,135
     Futures ...............................................                           (3,849,813)          36,444
     Forward contracts .....................................                                               961,185
     Foreign denominated other assets,
         liabilities & currency ............................                                               (30,871)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments ...........................................            (9,170,864)    (2,282,591)       6,086,966
     Futures ...............................................                             (559,768)         219,433
     Foreign denominated other assets,
        liabilities & currency .............................                                                    78
                                                                     -------------  -------------    -------------
             Net gain (loss) ...............................           (26,230,057)    (2,868,642)       7,527,370
                                                                     -------------  -------------    -------------

  Net increase (decrease) in net assets
     resulting from operations .............................          ($26,659,701) $   1,118,225    $  12,879,841
                                                                     =============  =============    =============

                                                                       -------------   -------------
Six Month Period Ended                                                   Short-Term         Money
December 31, 2000 (unaudited)                                            Government        Market
                                                                       -------------   -------------
Investment Income
  Dividends ................................................
  Interest .................................................            $  2,538,942   $   4,904,300
  Securities Lending .......................................
                                                                       -------------   -------------
                                                                           2,538,942       4,904,300
  Less foreign taxes withheld at source ....................
                                                                       -------------   -------------
     Total income ..........................................               2,538,942       4,904,300
                                                                       -------------   -------------

Expenses
  Management fees ..........................................                 132,077         221,667
  Audit fees ...............................................                  17,644          14,115
  Custodian fees ...........................................                  28,229          43,858
  Registration fees ........................................                   5,546           6,480
  Legal fees ...............................................                   3,529           7,562
  Trustees' fees ...........................................                   1,513           3,025
  Transfer agent fees ......................................                  16,635          49,404
  Insurance fees ...........................................                   1,008           2,017
  Other expenses ...........................................                   3,025
                                                                       -------------   -------------
     Total expenses ........................................                 209,206         348,128
                                                                       -------------   -------------
        Net investment income (loss)  ......................               2,329,736       4,556,172
                                                                       -------------   -------------

Net Realized and Unrealized Gain
(Loss) on Investments, Futures
and Foreign Currency
  Net realized gain (loss) on:
     Investments ...........................................                  65,488
     Futures ...............................................
     Forward contracts .....................................
     Foreign denominated other assets,
         liabilities & currency ............................
  Change in net unrealized appreciation
     (depreciation) on:
     Investments ...........................................               1,401,886
     Futures ...............................................
     Foreign denominated other assets,
        liabilities & currency .............................
                                                                       -------------   -------------
             Net gain (loss) ...............................               1,467,374
                                                                       -------------   -------------

  Net increase (decrease) in net assets
     resulting from operations .............................           $   3,797,110   $   4,556,172
                                                                       =============   =============

See notes to financial statements

                                                   December 31, 2000 (unaudited)

-----------------------------------
Statements of Changes in Net Assets
-----------------------------------

                                                           ----------------------------------    ----------------------------------
                                                                        Growth                                   Value
                                                           ----------------------------------    ----------------------------------
                                                              Period+               Year            Period+               Year
                                                               Ended                Ended            Ended                Ended
                                                              12/31/00             6/30/00          12/31/00             6/30/00
                                                           -------------        -------------    -------------        -------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .......................     $    (869,774)       $  (2,365,294)   $   1,528,123        $   2,391,858
  Net realized gain (loss) on:
      Investments ....................................        65,563,426          169,909,461       25,095,019           26,645,750
      Futures ........................................
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency ...................
  Change in net unrealized appreciation
    (depreciation) on:
       Investments ...................................      (239,741,759)          29,437,309       17,045,698          (51,695,979)
       Futures .......................................
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency ...................                                                     176
                                                           -------------        -------------    -------------        -------------
                 Net increase (decrease) in net assets
                 resulting from operations ...........      (175,048,107)         196,981,476       43,669,016          (22,658,371)
                                                           -------------        -------------    -------------        -------------
  Distributions to shareholders from:
       Net investment income .........................                                              (2,484,772)          (2,575,000)
       Net realized gains ............................      (192,926,211)         (88,296,267)     (42,920,564)         (48,119,216)
       In excess of net investment income (loss) .....
                                                           -------------        -------------    -------------        -------------
                                                            (192,926,211)         (88,296,267)     (45,405,336)         (50,694,216)
                                                           -------------        -------------    -------------        -------------
  Fund share transactions:
       Receipts for shares sold ......................       103,806,598          249,086,582       47,210,686           55,593,253
       Value of distributions reinvested .............       192,343,670           88,031,129       45,341,025           50,537,692
       Cost of shares redeemed .......................       (85,869,285)        (267,289,935)     (33,151,300)        (118,739,789)
                                                           -------------        -------------    -------------        -------------
            Net increase (decrease) in net assets
            from fund share transactions .............       210,280,983           69,827,776       59,400,411          (12,608,844)
                                                           -------------        -------------    -------------        -------------
                  Total increase (decrease) ..........      (157,693,335)         178,512,985       57,664,091          (85,961,431)
Net Assets
       Beginning of period ...........................       844,915,684          666,402,699      341,272,045          427,233,476
                                                           -------------        -------------    -------------        -------------
       End of period .................................     $ 687,222,349        $ 844,915,684    $ 398,936,136        $ 341,272,045
                                                           =============        =============    =============        =============
       Undistributed (distributions in excess of )
            net investment income at end of period ...     $    (869,774)                        $      73,010        $   1,029,659
                                                           =============        =============    =============        =============
Number of Fund Shares
       Sold ..........................................         4,447,622            9,938,690        2,033,311            2,378,110
       Issued for distributions reinvested ...........        12,926,308            3,566,863        2,152,943            2,324,629
       Redeemed ......................................        (3,693,045)         (10,656,147)      (1,435,772)          (5,097,890)
                                                           -------------        -------------    -------------        -------------
         Net increase (decrease) in shares outstanding        13,680,885            2,849,406        2,750,482             (395,151)
  Outstanding at:
       Beginning of period ...........................        31,972,277           29,122,871       15,544,411           15,939,562
                                                           -------------        -------------    -------------        -------------
       End of period .................................        45,653,162           31,972,277       18,294,893           15,544,411
                                                           =============        =============    =============        =============

+     Unaudited for six-month period ended December 31, 2000.

      See notes to financial statements

The Preferred Group of Mutual Funds

                                             -----------------------------------
                                             Statements of Changes in Net Assets
                                             -----------------------------------

                                                            ----------------------------------    ---------------------------------
                                                                       International                          Small Cap
                                                            ----------------------------------    ---------------------------------
                                                                Period+              Year             Period+              Year
                                                                 Ended               Ended            Ended               Ended
                                                               12/31/00             6/30/00          12/31/00            6/30/00
                                                            -------------        -------------    -------------       -------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .......................      $     402,717        $   7,845,922    $    (429,644)      $    (409,996)
  Net realized gain (loss) on:
      Investments ....................................         20,284,784           35,268,014      (17,059,193)          8,459,666
      Futures ........................................
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency ...................           (326,180)            (782,271)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments ...................................        (19,260,586)           4,084,273       (9,170,864)         (3,485,987)
       Futures .......................................
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency ...................             (8,807)              22,810
                                                            -------------        -------------    -------------       -------------
                 Net increase (decrease) in net assets
                 resulting from operations ...........          1,091,928           46,438,748      (26,659,701)          4,563,683
                                                            -------------        -------------    -------------       -------------
  Distributions to shareholders from:
       Net investment income .........................         (6,380,241)          (4,455,000)                            (101,444)
       Net realized gains ............................        (53,199,084)         (12,186,100)
       In excess of net investment income (loss) .....                                                                     (108,556)
                                                            -------------        -------------    -------------       -------------
                                                              (59,579,325)         (16,641,100)                            (210,000)
                                                            -------------        -------------    -------------       -------------
  Fund share transactions:
       Receipts for shares sold ......................        462,361,558          704,693,961       24,780,223         101,399,648
       Value of distributions reinvested .............         59,210,174           16,534,826                              209,837
       Cost of shares redeemed .......................       (477,002,939)        (717,490,742)     (19,393,490)        (95,193,046)
                                                            -------------        -------------    -------------       -------------
            Net increase (decrease) in net assets
            from fund share transactions .............         44,568,793            3,738,045        5,386,733           6,416,439
                                                            -------------        -------------    -------------       -------------
                  Total increase (decrease) ..........        (13,918,604)          33,535,693      (21,272,968)         10,770,122
Net Assets
       Beginning of period ...........................        345,919,973          312,384,280      118,388,579         107,618,457
                                                            -------------        -------------    -------------       -------------
       End of period .................................      $ 332,001,369        $ 345,919,973    $  97,115,611       $ 118,388,579
                                                            =============        =============    =============       =============
       Undistributed (distributions in excess of )
            net investment income at end of period ...      $     351,489        $   6,329,013    $    (429,644)
                                                            =============        =============    =============       =============
Number of Fund Shares
       Sold ..........................................         26,896,828           40,342,186        2,321,791           8,293,248
       Issued for distributions reinvested ...........          4,120,514              917,582                               18,635
       Redeemed ......................................        (27,566,108)         (40,944,753)      (1,711,350)         (7,884,732)
                                                            -------------        -------------    -------------       -------------
         Net increase (decrease) in shares outstanding          3,451,234              315,015          610,441             427,151
  Outstanding at:
       Beginning of period ...........................         19,100,555           18,785,540        9,356,179           8,929,028
                                                            -------------        -------------    -------------       -------------
       End of period .................................         22,551,789           19,100,555        9,966,620           9,356,179
                                                            =============        =============    =============       =============

                                                                   ----------------------------------
                                                                            Asset Allocation
                                                                   ----------------------------------
                                                                     Period+                 Year
                                                                      Ended                 Ended
                                                                     12/31/00              6/30/00
                                                                   -------------        -------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .......................             $   3,986,867        $   7,497,728
  Net realized gain (loss) on:
      Investments ....................................                 3,823,530           29,045,640
      Futures ........................................                (3,849,813)          (3,587,434)
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency ...................
  Change in net unrealized appreciation
    (depreciation) on:
       Investments ...................................                (2,282,591)         (22,586,883)
       Futures .......................................                  (559,768)             769,825
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency ...................
                                                                   -------------        -------------
                 Net increase (decrease) in net assets
                 resulting from operations ...........                 1,118,225           11,138,876
                                                                   -------------        -------------
  Distributions to shareholders from:
       Net investment income .........................                (3,984,706)          (7,497,728)
       Net realized gains ............................               (25,591,432)          (4,951,396)
       In excess of net investment income (loss) .....                                         (2,161)
                                                                   -------------        -------------
                                                                     (29,576,138)         (12,451,285)
                                                                   -------------        -------------
  Fund share transactions:
       Receipts for shares sold ......................                16,142,990           32,412,344
       Value of distributions reinvested .............                29,405,763           12,389,676
       Cost of shares redeemed .......................               (20,956,225)         (68,290,892)
                                                                   -------------        -------------
            Net increase (decrease) in net assets
            from fund share transactions .............                24,592,528          (23,488,872)
                                                                   -------------        -------------
                  Total increase (decrease) ..........                (3,865,385)         (24,801,281)
Net Assets
       Beginning of period ...........................               216,710,840          241,512,121
                                                                   -------------        -------------
       End of period .................................             $ 212,845,455        $ 216,710,840
                                                                   =============        =============
       Undistributed (distributions in excess of )
            net investment income at end of period ...             $       2,161
                                                                   =============        =============
Number of Fund Shares
       Sold ..........................................                   956,260            1,964,114
       Issued for distributions reinvested ...........                 2,016,757              756,642
       Redeemed ......................................                (1,249,850)          (4,158,781)
                                                                   -------------        -------------
         Net increase (decrease) in shares outstanding                 1,723,167           (1,438,025)
  Outstanding at:
       Beginning of period ...........................                12,925,096           14,363,121
                                                                   -------------        -------------
       End of period .................................                14,648,263           12,925,096
                                                                   =============        =============

+     Unaudited for six-month period ended December 31, 2000.

      See notes to financial statements

                                                   December 31, 2000 (unaudited)

-----------------------------------
Statements of Changes in Net Assets
-----------------------------------

                                                                     ----------------------------    ---------------------------
                                                                              Fixed Income               Short-Term Government
                                                                     ----------------------------    ---------------------------
                                                                         Period+         Year           Period+         Year
                                                                          Ended          Ended          Ended           Ended
                                                                        12/31/00        6/30/00        12/31/00        6/30/00
                                                                     ------------    ------------    -----------    ------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................      $  5,352,471    $ 10,661,965    $ 2,329,736    $  3,757,108
  Net realized gain (loss) on:
      Investments .............................................           254,135      (9,690,573)        65,488      (1,558,091)
      Futures .................................................            36,444         619,416
      Forward contracts .......................................           961,185         104,235
      Foreign denominated other assets,
            liabilities & currency ............................           (30,871)           (687)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments ............................................         6,086,966       4,400,994      1,401,886         846,898
       Futures ................................................           219,433         (51,139)
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency ............................                78             (21)
                                                                     ------------    ------------    -----------    ------------
                 Net increase (decrease) in net assets
                 resulting from operations ....................        12,879,841       6,044,190      3,797,110       3,045,915
                                                                     ------------    ------------    -----------    ------------
  Distributions to shareholders from:
       Net investment income ..................................        (5,389,724)    (10,661,965)    (2,343,736)     (3,743,108)
       Net realized gains
       In excess of net investment income (loss) ..............
                                                                     ------------    ------------    -----------    ------------
                                                                       (5,389,724)    (10,661,965)    (2,343,736)     (3,743,108)
                                                                     ------------    ------------    -----------    ------------
  Fund share transactions:
       Receipts for shares sold ...............................         9,280,662      34,897,091      6,694,294      15,067,186
       Value of distributions reinvested ......................         5,380,423      10,637,001      2,342,025       3,741,524
       Cost of shares redeemed ................................        (6,960,273)    (53,390,274)    (4,544,961)    (12,842,455)
                                                                     ------------    ------------    -----------    ------------
            Net increase (decrease) in net assets
            from fund share transactions ......................         7,700,812      (7,856,182)     4,491,358       5,966,255
                                                                     ------------    ------------    -----------    ------------
                  Total increase (decrease) ...................        15,190,929     (12,473,957)     5,944,732       5,269,062
Net Assets
       Beginning of period ....................................       167,574,231     180,048,188     71,820,435      66,551,373
                                                                     ------------    ------------    -----------    ------------
       End of period ..........................................      $182,765,160    $167,574,231    $77,765,167    $ 71,820,435
                                                                     ============    ============    ===========    ============
       Undistributed (distributions in excess of )
             net investment income at end of period ...........      $      9,680    $     46,933                   $     14,000
                                                                     ============    ============    ===========    ============
Number of Fund Shares
       Sold ...................................................           955,516       3,630,673        690,994       1,579,811
       Issued for distributions reinvested ....................           555,777       1,112,354        252,303         392,938
       Redeemed ...............................................          (720,252)     (5,564,885)      (473,509)     (1,346,739)
                                                                     ------------    ------------    -----------    ------------
         Net increase (decrease) in shares outstanding ........           791,041        (821,858)       469,788         626,010
  Outstanding at:
       Beginning of period ....................................        17,622,567      18,444,425      7,549,218       6,923,208
                                                                     ------------    ------------    -----------    ------------
       End of period ..........................................        18,413,608      17,622,567      8,019,006       7,549,218
                                                                     ============    ============    ===========    ============

+     Unaudited for six-month period ended December 31, 2000.

      See notes to financial statements

The Preferred Group of Mutual Funds

                                             -----------------------------------
                                             Statements of Changes in Net Assets
                                             -----------------------------------

                                                                                        ------------------------------
                                                                                                  Money Market
                                                                                        ------------------------------
                                                                                           Period+           Year
                                                                                            Ended            Ended
                                                                                           12/31/00         6/30/00
                                                                                        -------------    -------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................                         $   4,556,172    $   8,274,053
  Net realized gain (loss) on:
      Investments .............................................
      Futures .................................................
      Forward contracts .......................................
      Foreign denominated other assets,
            liabilities & currency ............................
  Change in net unrealized appreciation
    (depreciation) on:
       Investments ............................................
       Futures ................................................
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency ............................
                                                                                        -------------    -------------
                 Net increase (decrease) in net assets
                 resulting from operations ....................                             4,556,172        8,274,053
                                                                                        -------------    -------------
  Distributions to shareholders from:
       Net investment income ..................................                            (4,556,172)      (8,274,053)
       Net realized gains
       In excess of net investment income (loss) ..............
                                                                                        -------------    -------------
                                                                                           (4,556,172)      (8,274,053)
                                                                                        -------------    -------------
  Fund share transactions:
       Receipts for shares sold ...............................                           177,977,939      302,468,071
       Value of distributions reinvested ......................                             4,521,693        8,216,479
       Cost of shares redeemed ................................                          (157,354,858)    (361,527,886)
                                                                                        -------------    -------------
            Net increase (decrease) in net assets
            from fund share transactions ......................                            25,144,774      (50,843,336)
                                                                                        -------------    -------------
                  Total increase (decrease) ...................                            25,144,774      (50,843,336)
Net Assets
       Beginning of period ....................................                           143,964,773      194,808,109
                                                                                        -------------    -------------
       End of period ..........................................                         $ 169,109,547    $ 143,964,773
                                                                                        =============    =============
       Undistributed (distributions in excess of )
             net investment income at end of period ...........
                                                                                        =============    =============
Number of Fund Shares
       Sold ...................................................                           177,977,939      302,468,071
       Issued for distributions reinvested ....................                             4,521,693        8,216,479
       Redeemed ...............................................                          (157,354,858)    (361,527,886)
                                                                                        -------------    -------------
         Net increase (decrease) in shares outstanding ........                            25,144,774      (50,843,336)
  Outstanding at:
       Beginning of period ....................................                           143,964,773      194,808,109
                                                                                        -------------    -------------
       End of period ..........................................                           169,109,547      143,964,773
                                                                                        =============    =============

+     Unaudited for six-month period ended December 31, 2000.

      See notes to financial statements

                                                   December 31, 2000 (unaudited)

--------------------
Financial Highlights
--------------------

(Selected data        ------------------------------------------------------  ------------------------------------------------------
for a share                        Income (Loss) From Investment Operations                        Less Distributions
of beneficial         ======================================================  ======================================================
interest                                              Net
outstanding            Net Asset        Net        Realized         Total                  From Net
throughout              Value,      Investment       and            from       From Net    Realized      In Excess     In Excess of
the year)              Beginning      Income      Unrealized     Investment   Investment   Gains on    of Realized    Net Investment
                        of Year       (Loss)      Gain (Loss)    Operations     Income    Investments      Gains       Income (Loss)
--------------------------------
 Growth
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                   $16.63         $0.00        $2.44         $2.44       $(0.01)      $(0.54)       $  --            $ --
  1997                    18.52          0.00         4.76          4.76           --        (2.86)          --              --
  1998                    20.42          0.00         5.93          5.93           --        (4.38)          --              --
  1999                    21.97          0.00         5.87          5.87           --        (4.96)          --              --
  2000                    22.88          0.00         6.64          6.64           --        (3.09)          --              --
  Six--months Ended       26.43         (0.02)       (5.53)        (5.55)          --        (5.83)          --              --
  12/31/00 (unaudited)
--------------------------------
 Value
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                    13.82          0.20         3.13           3.33       (0.21)       (0.29)          --              --
  1997                    16.65          0.19         5.10           5.29       (0.20)       (0.58)       (0.02)             --
  1998                    21.14          0.28         5.29           5.57       (0.22)          --           --              --
  1999                    26.49          0.19         1.43           1.62       (0.26)       (1.05)          --              --
  2000                    26.80          0.16        (1.59)         (1.43)      (0.17)       (3.25)          --              --
  Six--months Ended       21.95          0.10         2.60           2.70       (0.16)       (2.68)          --              --
  12/31/00 (unaudited)
--------------------------------
 International
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                    12.24          0.19         1.47           1.66       (0.17)       (0.01)          --              --
  1997                    13.72          0.33         2.67           3.00       (0.35)       (0.25)          --              --
  1998                    16.12          0.26         0.76           1.02       (0.24)       (0.72)          --              --
  1999                    16.18          0.21         0.88           1.09       (0.17)       (0.47)          --              --
  2000                    16.63          0.37         1.98           2.35       (0.23)       (0.64)          --              --
  Six--months Ended       18.11          0.03        (0.16)         (0.13)      (0.35)       (2.91)          --              --
  12/31/00 (unaudited)
--------------------------------
 Small Cap     (Commenced investment operations on November 1, 1995)
------------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
  1996+                   10.00          0.05         1.22          1.27        (0.02)          --           --              --
  1997                    11.25          0.06         3.18          3.24        (0.03)       (0.16)          --              --
  1998                    14.30          0.03         3.17          3.20        (0.08)       (1.83)          --              --
  1999                    15.59          0.01        (2.96)        (2.95)       (0.02)       (0.57)          --              --
  2000                    12.05          0.02         0.61          0.63        (0.01)          --           --           (0.02)
  Six--months Ended       12.65         (0.04)       (2.87)        (2.91)          --           --           --              --
  12/31/00 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------

 (1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  * Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.
  +   Eight-month period ended June 30, 1996.
 ++   Not annualized
+++   Annualized

      See notes to financial statements

The Preferred Group of Mutual Funds

                                                            --------------------
                                                            Financial Highlights
                                                            --------------------

(Selected data                   --------------                                         --------------------------------
for a share                                                                               Ratios to Average Net Assets
of beneficial                    ==============  ====================================   ================================  ==========
interest                                                                                                      Operating
outstanding          Net Asset                   Net Asset    Total                                Expenses      Net
throughout             Value,                      Value,   Return at                                Before   Investment  Portfolio
the year)            Beginning       Total        End of    Net Asset     Net Assets,   Operating  Voluntary    Income    Turnover
                      of Year    Distributions     Year      Value(1)     End of Year   Expenses    Waiver      (Loss)       Rate
------------------------------
 Growth
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                $16.63        $(0.55)      $18.52      14.96%     $411,688,146     0.86%       --        (0.16%)      75.24%
  1997                 18.52         (2.86)       20.42      28.57%      455,021,877     0.84%       --        (0.13%)      58.31%
  1998                 20.42         (4.38)       21.97      33.44%      506,830,491     0.84%       --        (0.08%)      70.35%
  1999                 21.97         (4.96)       22.88      30.56%      666,402,699     0.83%       --        (0.15%)      74.31%
  2000                 22.88         (3.09)       26.43      30.00%      844,915,684     0.83%       --        (0.31%)      72.50%
  Six--months Ended    26.43         (5.83)       15.05     (20.74%)++   687,222,349     0.83%+++    --        (0.22%)+++   46.91%++
  12/31/00 (unaudited)
------------------------------
 Value
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                 13.82         (0.50)       16.65      24.49%      267,581,693     0.85%       --         1.23%       17.04%
  1997                 16.65         (0.80)       21.14      32.62%      373,673,368     0.85%       --         1.06%        7.23%
  1998                 21.14         (0.22)       26.49      26.51%      413,609,843     0.84%       --         1.03%       10.14%
  1999                 26.49         (1.31)       26.80       6.59%      427,233,476     0.84%       --         0.71%       23.26%
  2000                 26.80         (3.42)       21.95      (5.19%)     341,272,045     0.86%       --         0.64%        7.75%
  Six--months Ended    21.95         (2.84)       21.81      12.76%++    398,936,136     0.87%+++    --         0.84%+++     8.16%++
  12/31/00 (unaudited)
------------------------------
 International
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                 12.24         (0.18)       13.72      13.70%      157,627,409     1.31%       --         1.64%       19.61%
  1997                 13.72         (0.60)       16.12      22.50%      265,292,395     1.25%       --         2.66%       13.16%
  1998                 16.12         (0.96)       16.18       7.18%      284,056,103     1.22%       --         1.76%       17.08%
  1999                 16.18         (0.64)       16.63       7.21%      312,384,280     1.20%       --         1.43%       15.31%
  2000                 16.63         (0.87)       18.11      14.15%      345,919,973     1.20%       --         2.32%       28.96%
  Six--months Ended    18.11         (3.26)       14.72      (0.29%)++   332,001,369     1.21%+++    --         0.24%+++    16.92%++
  12/31/00 (unaudited)
------------------------------
 Small Cap      (Commenced investment operations on November 1, 1995)
------------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
  1996+                10.00         (0.02)       11.25      12.67%*++    45,692,712     0.88%+++  1.23%+++     0.75%+++    65.70%++
  1997                 11.25         (0.19)       14.30      29.00%*      84,877,805     0.88%     0.98%        0.66%      104.45%
  1998                 14.30         (1.91)       15.59      23.45%      136,303,463     0.90%       --         0.29%      105.32%
  1999                 15.59         (0.59)       12.05     (19.07%)     107,618,457     0.92%       --         0.15%      121.53%
  2000                 12.05         (0.03)       12.65       5.22%      118,388,579     1.11%       --        (0.39%)     236.49%
  Six--months Ended    12.65            --         9.74     (22.92%)++    97,115,611     1.23%+++    --        (0.80%)+++   93.83%++
  12/31/00 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------

 (1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  * Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.
  +   Eight-month period ended June 30, 1996.
 ++   Not annualized
+++   Annualized

      See notes to financial statements

                                                   December 31, 2000 (unaudited)

--------------------
Financial Highlights
--------------------

(Selected data                      ----------------------------------------   ----------------------------------------------------
for a share                         Income (Loss) From Investment Operations                       Less Distributions
of beneficial         =========     ========================================   ====================================================
interest                                              Net
outstanding           Net Asset         Net         Realized         Total                  From Net
throughout             Value,       Investment        and            from       From Net    Realized      In Excess    In Excess of
the year)             Beginning       Income       Unrealized     Investment   Investment   Gains on    of Realized   Net Investment
                       of Year        (Loss)       Gain (Loss)    Operations     Income    Investments      Gains      Income (Loss)
-----------------
 Asset Allocation
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                  $11.97         $0.40          $1.72          $2.12       $(0.40)     $(0.81)         $ --          $ --
  1997                   12.88          0.44           2.17           2.61        (0.44)      (0.53)           --            --
  1998                   14.52          0.47           2.51           2.98        (0.47)      (1.38)           --            --
  1999                   15.65          0.46           2.18           2.64        (0.46)      (1.02)           --            --
  2000                   16.81          0.57           0.33           0.90        (0.57)      (0.37)           --            --+
  Six--months Ended      16.77          0.29          (0.22)          0.07        (0.29)      (2.02)           --            --
  12/31/00 (unaudited)
-------------
 Fixed Income
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                   10.30          0.58          (0.16)          0.42        (0.58)      (0.05)           --            --
  1997                   10.09          0.64           0.19           0.83        (0.64)      (0.04)           --            --
  1998                   10.24          0.64           0.29           0.93        (0.64)      (0.11)           --            --
  1999                   10.42          0.58          (0.46)          0.12        (0.59)      (0.11)        (0.08)           --
  2000                    9.76          0.59          (0.25)          0.34        (0.59)         --            --            --
  Six--months Ended       9.51          0.30           0.42           0.72        (0.30)         --            --            --
  12/31/00 (unaudited)
----------------------------------
 Short--Term Government Securities
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                    9.80          0.53          (0.04)          0.49        (0.53)         --            --            --
  1997                    9.76          0.53           0.02           0.55        (0.53)         --            --            --
  1998                    9.78          0.56          (0.01)          0.55        (0.56)         --            --            --
  1999                    9.77          0.47          (0.16)          0.31        (0.47)         --            --            --
  2000                    9.61          0.52          (0.10)          0.42        (0.52)         --            --            --
  Six--months Ended       9.51          0.30           0.19           0.49        (0.30)         --            --            --
  12/31/00 (unaudited)
-------------
 Money Market
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                    1.00          0.05             --           0.05        (0.05)         --            --            --
  1997                    1.00          0.05             --           0.05        (0.05)         --            --            --
  1998                    1.00          0.05             --           0.05        (0.05)         --            --            --
  1999                    1.00          0.05             --           0.05        (0.05)         --            --            --
  2000                    1.00          0.05             --           0.05        (0.05)         --            --            --
  Six--months Ended       1.00          0.03             --           0.03        (0.03)         --            --            --
  12/31/00 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------

 (1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  * Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.
  +   Underlying value is less than $(0.01) per share.
 ++   Not annualized
+++   Annualized

      See notes to financial statements

Financial Highlights

The Preferred Group of Mutual Funds

(Selected data                      -------------                                       ---------------------------------
for a share                                                                                Ratios to Average Net Assets
of beneficial         =========     =============  ===================================  =================================  =========
interest                                                                                                       Operating
outstanding           Net Asset                    Net Asset    Total                               Expenses       Net
throughout             Value,                        Value,   Return at                              Before    Investment  Portfolio
the year)             Beginning         Total       End of    Net Asset    Net Assets,  Operating   Voluntary    Income    Turnover
                       of Year      Distributions    Year      Value(1)    End of Year   Expenses     Waiver     (Loss)      Rate
-----------------
 Asset Allocation
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                  $11.97         $(1.21)      $12.88     18.23%     $  96,889,348    1.04%        --       3.21%      38.25%
  1997                   12.88          (0.97)       14.52     21.01%       128,884,756    0.99%        --       3.29%      27.73%
  1998                   14.52          (1.85)       15.65     21.84%       171,833,566    0.92%        --       3.19%      27.90%
  1999                   15.65          (1.48)       16.81     17.19%       241,512,121    0.89%        --       2.85%       5.80%
  2000                   16.81          (0.94)       16.77      5.60%       216,710,840    0.89%        --       3.37%      32.32%
  Six--months Ended      16.77          (2.31)       14.53      0.48%++     212,845,455    0.90%+++     --       3.65%+++   31.45%++
  12/31/00 (unaudited)
-------------
 Fixed Income
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                   10.30          (0.63)       10.09      4.12%       111,184,492    0.93%        --       5.65%     313.51%
  1997                   10.09          (0.68)       10.24      8.39%       140,158,482    0.74%        --       6.32%     105.98%
  1998                   10.24          (0.75)       10.42      9.32%       151,204,274    0.67%        --       6.16%     143.66%
  1999                   10.42          (0.78)        9.76      1.07%       180,048,188    0.65%        --       5.77%     158.46%
  2000                    9.76          (0.59)        9.51      3.62%       167,574,231    0.68%        --       6.20%     253.33%
  Six--months Ended       9.51          (0.30)        9.93      7.72%++     182,765,160    0.68%+++     --       6.25%+++   66.38%++
  12/31/00 (unaudited)
----------------------------------
 Short--Term Government Securities
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                    9.80          (0.53)        9.76      5.10%        51,755,317    0.66%        --       5.37%      79.04%
  1997                    9.76          (0.53)        9.78      5.81%        54,807,409    0.63%        --       5.49%     183.73%
  1998                    9.78          (0.56)        9.77      5.72%        60,236,281    0.60%        --       5.67%     263.47%
  1999                    9.77          (0.47)        9.61      3.27%        66,551,373    0.55%        --       4.87%      66.64%
  2000                    9.61          (0.52)        9.51      4.46%        71,820,435    0.57%        --       5.46%     120.81%
  Six--months Ended       9.51          (0.30)        9.70      5.22%++      77,765,167    0.56%+++     --       6.19%+++   91.09%++
  12/31/00 (unaudited)
-------------
 Money Market
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1996                    1.00          (0.05)         1.00     5.32%*       90,482,435    0.49%      0.54%      5.25%       N/A
  1997                    1.00          (0.05)         1.00     5.14%       109,682,146    0.48%        --       5.03%       N/A
  1998                    1.00          (0.05)         1.00     5.40%       104,167,524    0.48%        --       5.28%       N/A
  1999                    1.00          (0.05)         1.00     4.89%       194,808,109    0.45%        --       4.73%       N/A
  2000                    1.00          (0.05)         1.00     5.45%       143,964,773    0.46%        --       5.21%       N/A
  Six--months Ended       1.00          (0.03)         1.00     3.16%++     169,109,547    0.47%+++     --       6.18%+++    N/A
  12/31/00 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------

 (1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  * Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.
  +   Underlying value is less than $(0.01) per share.
 ++   Not annualized
+++   Annualized

      See notes to financial statements

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Growth Fund
--------------------------------------------------------------------------------

Common Stock--96.18%                                     Shares            Value
--------------------------------------------------------------------------------

Automotive--.83%
  General Motors Corp *                                 247,500     $  5,692,500
                                                                    ------------
Banks--1.69%
  JP Morgan Chase & Co                                   70,100       11,601,550
                                                                    ------------
Computer Software--2.13%
  Microsoft Corp *                                      282,800       12,266,450
  Veritas Software Corp *                                27,250        2,384,375
                                                                    ------------
                                                                      14,650,825
                                                                    ------------
Consumer Products--.50%
  Pepsico Inc                                            69,200        3,429,725
                                                                    ------------
Discount & Fashion Retailing--10.78%
  Costco Wholesale Corp *                               160,300        6,401,981
  Home Depot Inc                                        559,697       25,571,157
  Kohls Corp *                                          299,500       18,269,500
  Target Corp                                           151,600        4,889,100
  Tiffany & Co                                          276,400        8,741,150
  Wal-Mart Stores Inc                                   192,400       10,221,250
                                                                    ------------
                                                                      74,094,138
                                                                    ------------
Electrical & Electronics--8.35%
  ASM Lithography Holding NV *                          150,900        3,404,681
  Analog Devices Inc *                                    7,200          368,550
  Applied Micro Circuits Corp *                          59,200        4,442,775
  General Electric Co                                   460,500       22,075,219
  Intel Corp                                            257,800        7,750,113
  Motorola Inc                                          415,600        8,415,900
  Texas Instruments Inc                                 231,200       10,953,100
                                                                    ------------
                                                                      57,410,338
                                                                    ------------
Finance-Other--11.40%
  American Express Co                                   348,500       19,145,719
  Citigroup Inc                                         516,766       26,387,364
  Goldman Sachs Group Inc                                95,000       10,159,063
  Merrill Lynch & Co                                    173,600       11,837,350
  Morgan Stanley Dean Witter & Co                       136,140       10,789,095
                                                                    ------------
                                                                      78,318,591
                                                                    ------------
Fuel--3.89%
  Halliburton Co                                        190,200        6,894,750
  Schlumberger Ltd                                      248,200       19,840,488
                                                                    ------------
                                                                      26,735,238
                                                                    ------------
Health Care--18.23%
  American Home Products Corp                           396,300       25,184,865
  Amgen Inc *                                           218,200       13,951,163
  Eli Lilly & Co                                        170,700       15,885,769
  Genentech Inc *                                       114,000        9,291,000

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Health Care  (continued)
  Pfizer Inc                                            576,275     $ 26,508,650
  Pharmacia Corp                                        266,697       16,268,517
  Schering-Plough Corp                                  250,800       14,232,900
  Serono SA *                                           164,300        3,932,931
                                                                    ------------
                                                                     125,255,795
                                                                    ------------
Insurance--1.90%
  American International Group Inc                      132,225       13,032,427
                                                                    ------------
Manufacturing--2.57%
  Applied Materials Inc *                                60,800        2,321,800
  Corning Inc                                           121,200        6,400,875
  Minnesota Mining & Manufacturing Co                    74,300        8,953,150
                                                                    ------------
                                                                      17,675,825
                                                                    ------------
Office Equipment & Computers--11.57%
  Cisco Systems Inc *                                   581,400       22,238,550
  Compaq Computer Corp                                  223,100        3,357,655
  Dell Computer Corp *                                  401,300        6,997,669
  EMC Corp *                                            110,800        7,368,200
  Hewlett Packard Co                                    318,100       10,040,031
  International Business Machines                       155,400       13,209,000
  JDS Uniphase Corp *                                   116,800        4,869,100
  Juniper Networks Inc *                                 30,200        3,807,088
  Metromedia Fiber Network Inc *                        220,300        2,230,538
  Sun Microsystems Inc *                                192,700        5,371,513
                                                                    ------------
                                                                      79,489,344
                                                                    ------------
Publishing & Broadcasting--4.67%
  Time Warner Inc                                       195,300       10,202,472
  Viacom Inc *                                          468,677       21,910,650
                                                                    ------------
                                                                      32,113,122
                                                                    ------------
Service Industries--1.70%
  Omnicom Group Inc                                     115,800        9,596,925
  VeriSign Inc *                                         28,600        2,121,763
                                                                    ------------
                                                                      11,718,688
                                                                    ------------
Telecommunications--15.97%
  AT&T Corp Liberty Media Group Class A *               735,600        9,976,575
  Global Crossing Ltd *                                 366,000        5,238,375
  NTL Inc *                                             182,912        4,378,456
  Nextel Communications Inc Class A *                   224,700        5,561,325
  Nokia Corp ADR                                        651,800       28,353,300
  Nortel Networks Corp                                  275,900        8,846,044
  Qwest Communications International Inc *              345,900       14,181,900
  Univision Communications Inc Class A *                223,700        9,157,719
  Vodafone AirTouch Plc ADR                             671,514       24,048,589
                                                                    ------------
                                                                     109,742,283
                                                                    ------------
Total Common Stock
  (Cost $643,092,369)                                               $660,960,389
                                                                    ============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

-------------------------------------------------------------------------------
Short Term Investments--9.07%                               Par           Value
-------------------------------------------------------------------------------

Finance-Other--5.94%
  American Express Corp
   5.55% January 2, 2001 @                         $ 20,815,000    $ 20,815,000
  General Electric Capital Corp
   5.90% January 2, 2001 @                           20,000,000      20,000,000
                                                                   ------------
                                                                     40,815,000
                                                                   ------------
Short Term Investment Trust--3.13%
  Securities Lending Quality Trust                   21,522,134      21,522,134
                                                                   ------------

Total Short Term Investments
  (Cost $62,337,134)                                                 62,337,134
                                                                   ============

Total Investments--105.25%
  (Cost $705,429,503)                                               723,297,523
                                                                   ============

Other Assets and Liabilities-- -5.25%                               (36,075,174)
                                                                   ============

Total Net Assets--100%                                             $687,222,349
                                                                   ============

-------------------------------------------------------------------------------
Preferred Value Fund
--------------------------------------------------------------------------------

Common Stock--89.89%                                     Shares           Value
-------------------------------------------------------------------------------

Aerospace--3.72%
  Boeing Co                                             225,000    $ 14,850,000
                                                                   ------------
Banks--8.88%
  FleetBoston Financial Corp                            225,000       8,451,563
  JP Morgan Chase & Co                                  140,000       6,361,250
  Wells Fargo & Co                                      370,000      20,604,375
                                                                   ------------
                                                                     35,417,188
                                                                   ------------
Chemicals--1.82%
  Du Pont E I de Nemours & Co                           150,000       7,246,875
                                                                   ------------
Computer Software--1.51%
  Computer Associates International Inc                 175,000       3,412,500
  Microsoft Corp *                                       60,000       2,602,500
                                                                   ------------
                                                                      6,015,000
                                                                   ------------
Consumer Products--3.00%
  Avon Products Inc                                     250,000      11,968,750
                                                                   ------------
Discount & Fashion Retailing--2.05%
  May Department Stores Co                              250,000       8,187,500
                                                                   ------------

-------------------------------------------------------------------------------
Common Stock                                             Shares           Value
-------------------------------------------------------------------------------

Electrical & Electronics--4.77%
  Emerson Electric Co                                   120,000    $  9,457,500
  Intel Corp                                            190,000       5,711,875
  Motorola Inc                                          190,000       3,847,500
                                                                   ------------
                                                                     19,016,875
                                                                   ------------
Finance-Other--21.98%
  Citigroup Inc                                         450,000      22,978,125
  Countrywide Credit Industries Inc                     250,000      12,562,500
  Federal Home Loan Mortgage Corp                       350,000      24,106,250
  Morgan Stanley Dean Witter & Co                       100,000       7,925,000
  XL Capital Ltd Class A                                230,000      20,096,250
                                                                   ------------
                                                                     87,668,125
                                                                   ------------
Food--1.36%
  Kroger Co *                                           200,000       5,412,500
                                                                   ------------
Fuel--1.06%
  Chevron Corp                                           50,000       4,221,875
                                                                   ------------
Health Care--1.99%
  Pharmacia Corp                                        130,000       7,930,000
                                                                   ------------
Insurance--8.43%
  Ace Ltd                                               325,000      13,792,188
  Aflac Inc                                             275,000      19,851,563
                                                                   ------------
                                                                     33,643,751
                                                                   ------------
Leisure Time Industries--3.46%
  Carnival Corp                                         250,000       7,703,125
  McDonalds Corp                                        180,000       6,120,000
                                                                   ------------
                                                                     13,823,125
                                                                   ------------
Manufacturing--6.74%
  Caterpillar Inc                                       150,000       7,096,875
  Dover Corp                                            135,000       5,475,938
  Minnesota Mining & Manufacturing Co                    90,000      10,845,000
  Textron Inc                                            75,000       3,487,500
                                                                   ------------
                                                                     26,905,313
                                                                   ------------
Metals & Mining--2.52%
  Alcoa Inc                                             300,000      10,050,000
                                                                   ------------
Office Equipment & Computers--1.41%
  Compaq Computer Corp                                  200,000       3,010,000
  Dell Computer Corp *                                  150,000       2,615,625
                                                                   ------------
                                                                      5,625,625
                                                                   ------------
Publishing & Broadcasting--3.47%
  Clear Channel Communications *                        130,000       6,296,875
  News Corp Ltd ADR                                     260,000       7,556,250
                                                                   ------------
                                                                     13,853,125
                                                                   ------------

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Value Fund (continued)
--------------------------------------------------------------------------------

Common Stock                                             Shares           Value
-------------------------------------------------------------------------------

Service Industries--5.32%
  Arrow Electronics Inc *                               325,000    $  9,303,125
  Sabre Holdings Corp *                                 115,624       4,986,285
  Waste Management Inc                                  250,000       6,937,500
                                                                   ------------
                                                                     21,226,910
                                                                   ------------
Telecommunications--1.73%
  Sprint Corp                                           340,000       6,906,250
                                                                   ------------
Transportation--4.67%
  AMR Corp                                              185,000       7,249,688
  Burlington Northern Santa Fe                          200,000       5,662,498
  Canadian Pacific Ltd                                  200,000       5,712,500
                                                                   ------------
                                                                     18,624,686
                                                                   ------------
Total Common Stock
  (Cost $204,943,252)                                               358,593,473
                                                                   ============

-------------------------------------------------------------------------------
Short Term Investments--13.17%                       Par/Shares           Value
-------------------------------------------------------------------------------

Commercial Paper--6.27%
  American Express Co
    6.45% January 2, 2001 @                        $ 10,000,000       9,998,208
  Ford Motor Credit Co
    6.30% January 4, 2001 @                          10,000,000       9,994,750
    6.50% January 3, 2001 @                           5,000,000       4,998,194
                                                                   ------------
                                                                     24,991,152
                                                                   ------------
Short Term Investment Fund--4.21%
  State Street Global Advisors
    Money Market Fund                                16,809,868      16,809,868
                                                                   ------------

Short Term Investment Trust--2.69%
  Securities Lending Quality Trust                   10,735,100      10,735,100
                                                                   ------------

Total Short Term Investments
  (Cost $52,536,120)                                                 52,536,120
                                                                   ============

Total Investments--103.06%
  (Cost $257,479,372)                                               411,129,593
                                                                   ============

Other Assets and Liabilities-- -3.06%                               (12,193,457)
                                                                   ============

Total Net Assets--100%                                             $398,936,136
                                                                   ============

--------------------------------------------------------------------------------
Preferred International Fund
--------------------------------------------------------------------------------

Common Stock--94.82%                                     Shares            Value
--------------------------------------------------------------------------------

ARGENTINA--.51%

Telecommunications--.51%
  Telecom Argentina Stet France Class B ADR             108,000     $  1,694,250
                                                                    ------------

  Total Argentina                                                      1,694,250
                                                                    ============

--------------------------------------------------------------------------------
AUSTRALIA--2.32%

Banks--2.32%
  National Australia Bank                               480,000        7,693,651
                                                                    ------------

  Total Australia                                                      7,693,651
                                                                    ============

--------------------------------------------------------------------------------
CANADA--6.45%

Automobiles--.92%
  Canadian Tire Ltd                                     246,500        3,055,989

Banks--2.60%
  Bank Nova Scotia Halifax                              300,000        8,638,272

Merchandising--.83%
  Hudsons Bay Co                                        279,300        2,736,593

Non-Ferrous Metals--2.10%
  Alcan Aluminum Ltd                                    203,600        6,968,513
                                                                    ------------

  Total  Canada                                                       21,399,367
                                                                    ============

--------------------------------------------------------------------------------
CHINA--2.31%

Financial Services--2.31%
  Swire Pacific Class A                               1,066,600        7,657,936
                                                                    ------------

  Total China                                                          7,657,936
                                                                    ============

--------------------------------------------------------------------------------
FINLAND--2.30%

Forest Products--2.30%
  Stora Enso Oyj Series R                               645,000        7,631,251
                                                                    ------------

  Total Finland                                                        7,631,251
                                                                    ============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

FRANCE--6.54%

Automobiles--1.89%
  Valeo                                                 140,200     $  6,261,168

Consumer Goods--1.16%
  Christian Dior                                         80,000        3,834,875

Electrical Equipment--2.04%
  Alstom                                                262,500        6,778,405

Energy Sources--1.45%
  Total Fina Elf                                         32,396        4,818,502
                                                                    ------------

  Total France                                                        21,692,950
                                                                    ============

--------------------------------------------------------------------------------
GERMANY--3.94%

Consumer Goods--3.94%
  Adidas-Salomon AG                                     114,000        7,065,034
  Continental AG                                        375,300        6,026,153
                                                                    ------------
                                                                      13,091,187
                                                                    ------------
  Total Germany                                                       13,091,187
                                                                    ============

--------------------------------------------------------------------------------
ITALY--5.59%

Apparel & Textiles--2.19%
  Benetton Group SPA                                  3,495,500        7,286,648

Banks--3.40%
  Banca Popolare di Bergamo CV                          275,000        5,399,483
  Bipop-Carire                                          900,000        5,873,443
                                                                    ------------
                                                                      11,272,926
                                                                    ------------

  Total Italy                                                         18,559,574
                                                                    ============

--------------------------------------------------------------------------------
JAPAN--21.95%

Drugs & Healthcare--6.38%
  Daiichi Pharmaceutical                                435,000       12,937,369
  Tanabe Seiyaku Co                                     980,900        8,237,089
                                                                    ------------
                                                                      21,174,458
                                                                    ------------

Electrical Equipment--1.88%
  Hitachi Ltd                                           700,800        6,240,504

Insurance--5.30%
  Sumitomo Marine & Fire Insurance                    1,300,100        8,381,505
  Yasuda Marine & Fire Insurance                      1,600,200        9,224,386
                                                                    ------------
                                                                      17,605,891
                                                                    ------------

Homebuilders--1.70%
  Daiwa House Industry Co                               908,400        5,641,742

Household Appliances--2.16%
  Matsushita Electric Industries                        300,000        7,164,101

Real Estate--4.53%
  Mitsui Fudosan Co                                     840,300        8,342,727
  Oriental Land Co Ltd                                  100,000        6,691,742
                                                                    ------------
                                                                      15,034,469
                                                                    ------------

  Total Japan                                                         72,861,165
                                                                    ============

--------------------------------------------------------------------------------
NETHERLANDS--5.74%

Chemicals--2.02%
  Akzo Nobel NV                                         125,000        6,713,848

Financial Services--2.65%
  ING Groep NV                                          110,000        8,787,911

Transportation-- 1.07%
  KLM Royal Dutch Air Lines                             155,000        3,565,852
                                                                    ------------

  Total Netherlands                                                   19,067,611
                                                                    ============

--------------------------------------------------------------------------------
SINGAPORE--2.31%

Banks--2.31%
  United Overseas Bank                                1,023,200        7,679,908
                                                                    ------------

  Total Singapore                                                      7,679,908
                                                                    ============

--------------------------------------------------------------------------------
SOUTH KOREA--2.23%

Electric Utilities--1.46%
  Korea Electric Power                                  259,000        4,831,937

Steel--.77%
  Pohang Iron & Steel                                    42,490        2,569,553
                                                                    ------------

  Total South Korea                                                    7,401,490
                                                                    ============

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred International Fund (continued)
--------------------------------------------------------------------------------

Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

SPAIN-- 4.47%

Banks--1.70%
  Banco Bilbao Vizcaya                                  380,300     $  5,660,060

Consumer Goods--1.26%
  Centros Com Carrefour                                 380,047        4,175,309

Utilities--1.51%
  Iberdrola SA                                          400,000        5,014,259
                                                                    ------------

  Total Spain                                                         14,849,628
                                                                    ============

--------------------------------------------------------------------------------
SWEDEN--4.58%

Drugs & Health Care--.91%
  Pharmacia Corp SDR                                     50,000        3,035,279

Household Appliances--1.59%
  Electrolux AB Series B                                406,100        5,270,394

Industrial Machinery--2.08%
  SKF AB Series B                                       220,000        3,321,326
  Svedala Industrial                                    210,000        3,581,947
                                                                    ------------
                                                                       6,903,273
                                                                    ------------

  Total Sweden                                                        15,208,946
                                                                    ============

--------------------------------------------------------------------------------
SWITZERLAND--7.03%

Banks--2.01%
  UBS AG                                                 40,922        6,677,691

Drugs & Health Care--1.86%
  Novartis AG                                             3,500        6,186,378

Industrial Machinery--2.06%
  Sulzer AG                                               9,500        6,851,441

Merchandising--1.10%
  Valora Holding AG                                      17,000        3,634,092
                                                                    ------------

  Total Switzerland                                                   23,349,602
                                                                    ============

--------------------------------------------------------------------------------
UNITED KINGDOM--16.55%

Banks--2.63%
  Royal Bank of Scotland Group                          370,000        8,752,591

Construction Materials--1.86%
  Hanson Plc                                            900,000        6,177,085

Insurance--2.46%
  Royal & Sun Alliance                                  955,000        8,182,507

Merchandising--4.17%
  Reckitt & Benckiser                                   560,000        7,720,534
  Tesco                                               1,500,000        6,117,647
                                                                    ------------
                                                                      13,838,181
                                                                    ------------

Steel--3.11%
  Corus Group Plc                                     4,882,600        5,147,172
  Rio Tinto                                             293,300        5,166,373
                                                                    ------------
                                                                      10,313,545
                                                                    ------------

Transportation--2.32%
  British Airways                                     1,317,300        7,691,910
                                                                    ------------

  Total United Kingdom                                                54,955,819
                                                                    ============

Total Common Stock
  (Cost $256,551,196)                                                314,794,335
                                                                    ============

-------------------------------------------------------------------------------
Short Term Investments--20.20%                              Par           Value
-------------------------------------------------------------------------------

Repurchase Agreements--6.38%
  State Street Repo 5.25% January 2, 2001
  (Dated December 29, 2000, due January 2, 2001,
  collateralized by $19,995,000
  U.S. Treasury Bond 6.00%, February 15, 2026,
  Market Value $21,603,698
  Repurchase Proceeds $21,187,352)                 $ 21,175,000      21,175,000
                                                                   ------------

Short Term Investment Trust--13.82%
  Securities Lending Quality Trust                   45,894,713      45,894,713
                                                                   ------------

Total Short Term Investments
  (Cost $67,069,713)                                                 67,069,713
                                                                   ============

Total Investments--115.02%
  (Cost $323,620,909)                                               381,864,048
                                                                   ============

Other Assets & Liabilities-- -15.02%                                (49,862,679)
                                                                   ============

Total Net Assets--100%                                             $332,001,369
                                                                   ============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Preferred Small Cap Fund
--------------------------------------------------------------------------------

Common Stock--98.07%                                     Shares            Value
--------------------------------------------------------------------------------

Aerospace--.54%
  Alliant Techsystems Inc *                               7,810     $    521,318
                                                                    ------------
Automotive--.69%
  Avis Group Holdings Inc *                              20,920          681,208
                                                                    ------------
Banks--1.00%
  Investors Financial Services Corp *                     6,300          541,800
  Silicon Valley Bancshares *                            12,560          434,105
                                                                    ------------
                                                                         975,905
                                                                    ------------
Chemicals--2.62%
  Millennium Chemicals Inc                               45,490          824,506
  OM Group Inc                                           15,420          842,318
  Olin Corp                                              39,760          879,690
                                                                    ------------
                                                                       2,546,514
                                                                    ------------
Computer Software--13.30%
  Actuate Corp *                                         22,200          424,575
  Advent Software Inc *                                   8,780          351,749
  Aspen Technology Inc *                                 32,890        1,093,593
  Click Commerce Inc *                                   34,150          712,881
  Dendrite International Inc *                           34,610          774,399
  Descartes Systems Group Inc *                          27,790          666,960
  Docent Inc *                                           76,040          665,350
  Henry (Jack) & Associates                              16,340        1,015,123
  Informatica Corp *                                     10,610          419,758
  Interwoven Inc *                                       16,110        1,062,253
  Manugistics Group Inc *                                23,060        1,314,420
  Netegrity Inc *                                        14,620          794,963
  Netiq Corp *                                           11,120          971,610
  Nuance Communications *                                13,960          602,025
  Saba Software Inc *                                    46,330          729,698
  Support.com Inc *                                      34,910          706,928
  Ulticom Inc *                                          17,780          605,631
                                                                    ------------
                                                                      12,911,916
                                                                    ------------
Consumer Products--2.26%
  Barnes & Noble Inc *                                   19,000          503,500
  Church & Dwight Inc                                    23,590          524,878
  Genesco Inc *                                          22,730          555,464
  Tweeter Home Entertainment Group Inc *                 24,300          296,156
  Ultimate Electronics Inc *                             14,220          311,951
                                                                    ------------
                                                                       2,191,949
                                                                    ------------
Discount & Fashion Retailing--3.36%
  American Eagle Outfitters Inc *                        22,820          964,145
  Coach Inc *                                            13,510          388,413
  Kenneth Cole Productions Inc *                          7,490          301,473
  Mens Warehouse Inc *                                   17,840          486,140
  Pacific Sunwear of California *                        16,480          422,300

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Discount & Fashion Retailing  (continued)
  Zale Corp *                                            24,260     $    705,056
                                                                    ------------
                                                                       3,267,527
                                                                    ------------
Electrical & Electronics--6.02%
  APW Ltd *                                              31,350        1,058,063
  Advanced Power Technology Inc *                        18,370          231,921
  Alpha Industries Inc *                                 27,460        1,016,020
  American Superconductor Corp *                         21,360          610,095
  Emcore Corp *                                          23,640        1,111,080
  Exar Corp *                                            24,200          749,822
  Keithley Instruments Inc                                8,430          363,017
  Photon Dynamics Inc *                                  12,690          285,525
  Plexus Corp *                                          13,790          419,087
                                                                    ------------
                                                                       5,844,630
                                                                    ------------
Finance-Other--4.86%
  Affiliated Managers Group Inc *                        13,390          734,776
  AmeriCredit Corp *                                     30,420          828,945
  Black Rock Inc *                                        9,280          389,760
  Fidelity National Financial Inc *                      12,550          463,566
  Gallagher, Arthur J & Co                               10,710          681,424
  Investment Technology Group *                          17,260          720,605
  Richmond County Financial Corp *                       17,730          463,196
  Webster Financial Corp *                               15,400          436,013
                                                                    ------------
                                                                       4,718,285
                                                                    ------------
Food--2.33%
  Jack in the Box Inc *                                  31,430          925,221
  P.F. Chang's China Bistro Inc *                        15,430          485,081
  Whole Foods Market Inc *                               13,980          854,528
                                                                    ------------
                                                                       2,264,830
                                                                    ------------
Fuel--6.29%
  Chesapeake Energy Corp *                               58,370          590,996
  Energy Partners Ltd *                                  45,050          565,941
  Gulf Indonesia Resources Ltd *                         49,520          461,155
  Hydril Co *                                            23,800          417,988
  Key Energy Services Inc *                              80,190          836,983
  Precision Drilling Corp *                              20,390          765,899
  Shaw Group Inc *                                       16,740          837,000
  UTI Energy Corp *                                      29,640          974,415
  Veritas DGC Inc *                                      20,280          655,044
                                                                    ------------
                                                                       6,105,421
                                                                    ------------
Health Care-- 21.40%
  Alkermes Inc *                                         20,930          656,679
  Alpharma Inc                                           29,430        1,291,241
  Amerisource Health Corp *                              21,140        1,067,570
  Aurora Bioscience Corp *                               16,050          504,572
  Aviron *                                               10,480          700,195
  Caremark RX Inc *                                     106,690        1,446,983

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Small Cap Fund (continued)
--------------------------------------------------------------------------------

Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Health Care (continued)
  Cima Labs Inc *                                        10,190     $    662,987
  Community Health Systems Inc *                         12,720          445,200
  Cooper Companies Inc                                   18,220          726,523
  Diversa Corp *                                         10,410          186,729
  Enzon Inc *                                            19,340        1,200,289
  First Health Group Corp *                              29,080        1,354,038
  Henry Schein Inc *                                     31,090        1,076,491
  Idexx Labs Inc *                                       20,720          455,840
  Inhale Therapeutic Systems *                           23,040        1,163,520
  Inverness Medical Technology Inc *                     14,170          551,744
  Laboratory Corp of American Holdings *                  9,790        1,723,040
  Medicis Pharmaceutical Corp *                          20,730        1,225,661
  NPS Pharmaceuticals Inc *                              14,430          692,640
  Patterson Dental Company *                             35,620        1,206,628
  Techne Corp *                                          19,070          687,712
  Titan Pharmaceuticals Inc *                            19,500          689,715
  Triad Hospitals Inc *                                  32,860        1,070,004
                                                                    ------------
                                                                      20,786,001
                                                                    ------------
Housing & Real Estate--1.05%
  Cousins Properties Inc                                 18,880          527,460
  IndyMac Bancorp Inc *                                  16,530          487,635
                                                                    ------------
                                                                       1,015,095
                                                                    ------------
Leisure Time Industries--1.58%
  Station Casinos Inc *                                  49,960          746,278
  WMS Industries Inc *                                   39,290          790,711
                                                                    ------------
                                                                       1,536,989
                                                                    ------------
Manufacturing--3.99%
  C&D Technologies Inc *                                 10,840          468,153
  Grant Prideco Inc *                                    33,480          734,468
  Mettler Toledo International Inc *                     24,580        1,336,538
  Plantronics Inc *                                       9,980          469,060
  Varian Inc *                                           25,630          868,216
                                                                    ------------
                                                                       3,876,435
                                                                    ------------
Office Equipment & Computers--1.88%
  Computer Network Technology *                          19,830          571,352
  Integrated Circuit Systems Inc *                       22,580          373,981
  M-Systems Flash Disk Pioneers *                        20,700          288,506
  Proxim Inc *                                           13,670          587,810
                                                                    ------------
                                                                       1,821,649
                                                                    ------------
Publishing & Broadcasting--1.98%
  Mediacom Communications Corp *                         23,330          400,984
  Scholastic Corp *                                      10,420          923,473
  Sirius Satellite Radio Inc *                           19,950          597,253
                                                                    ------------
                                                                       1,921,710
                                                                    ------------

Service Industries--12.79%
  ACNielson Corp *                                       25,460          922,925
  Apollo Group Inc *                                      8,840          285,090
  CAL Dive International Inc *                           27,090          721,271
  Documentum Inc *                                       14,500          720,469
  Dycom Industries Inc *                                 23,370          839,859
  Getty Images Inc *                                     34,140        1,092,480
  Intranet Solutions Inc *                               14,510          740,010
  Invitrogen Corp *                                      18,120        1,565,115
  Learning Tree International *                          12,630          625,185
  MSC Industrial Direct Co *                             29,760          537,540
  PurchasePro.com Inc *                                  40,090          701,575
  Resources Connection *                                 21,710          412,490
  Tetra Tech Inc *                                       25,030          797,831
  True North Communications                              19,010          807,925
  Vastera Inc *                                          43,060          688,960
  Waste Connections Inc *                                29,160          964,103
                                                                    ------------
                                                                      12,422,828
                                                                    ------------
Telecommunications--7.13%
  Aeroflex Inc *                                         31,310          902,609
  Aether Systems Inc *                                   12,180          476,543
  Anaren Microwave Inc *                                 22,170        1,489,547
  Cleritek Inc *                                         21,120          805,200
  Digital Lightwave Inc *                                14,590          462,321
  Illuminet Holdings Inc *                               12,790          293,371
  Oplink Communications Inc *                            35,700          644,831
  Optical Communication Products Inc *                   28,160          316,800
  SBA Communications Corp *                              17,640          724,343
  Tollgrade Communications Inc *                         22,070          805,555
                                                                    ------------
                                                                       6,921,120
                                                                    ------------
Transportation-- 1.47%
  Atlas Air Inc *                                        17,630          575,179
  EGL Inc *                                              15,230          364,568
  Skywest Inc *                                          16,880          485,300
                                                                    ------------
                                                                       1,425,047
                                                                    ------------
Utilities & Power-- 1.53%
  Active Power Inc *                                     23,260          510,266
  Idacorp Inc                                             8,430          413,597
  Proton Energy Systems Inc *                            21,500          225,750
  Public Service Co of New Mexico *                      12,410          332,732
                                                                    ------------
                                                                       1,482,345
                                                                    ------------
Total Common Stock
  (Cost $92,566,271)                                                  95,238,722
                                                                    ============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

Short Term Investments--27.75%                           Shares            Value
--------------------------------------------------------------------------------

Short Term Investment Fund--3.93%
  State Street Global Advisors
    Money Market Fund                                 3,822,893    $  3,822,893
                                                                   ------------

Short Term Investment Trust--23.82%
  Securities Lending Quality Trust                   23,133,717      23,133,717
                                                                   ------------

Total Short Term Investments
  (Cost $26,956,610)                                                 26,956,610
                                                                   ============

Total Investments--125.82%
  (Cost $119,522,881)                                               122,195,332
                                                                   ============

Other Assets and Liabilities-- -25.82%                              (25,079,721)
                                                                   ============

Total Net Assets--100%                                             $ 97,115,611
                                                                   ============

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund
--------------------------------------------------------------------------------

Common Stock--52.00%                                     Shares            Value
--------------------------------------------------------------------------------

Aerospace--.64%
  Boeing Co                                               8,262     $    545,292
  General Dynamics Corp                                   2,000          156,000
  Lockheed Martin Corp                                    4,438          150,670
  Northrop Grumman Corp                                     400           33,200
  Raytheon Co                                             3,500          108,719
  United Technologies Corp                                4,560          358,530
                                                                    ------------
                                                                       1,352,411
                                                                    ------------
Automotive--.46%
  Cooper Tire & Rubber Co                                   400            4,250
  Cummins Engine Inc                                        200            7,588
  Dana Corp                                               1,718           26,307
  Delphi Automotive Systems Corp                          6,607           74,329
  Eaton Corp                                                970           72,932
  Ford Motor Co                                          17,547          411,258
  General Motors Corp                                     5,380          274,044
  Goodyear Tire and Rubber                                1,220           28,048
  Navistar International Corp Inc *                         310            8,118
  Paccar Inc                                              1,040           51,220
  Visteon Corp                                            1,424           16,376
                                                                    ------------
                                                                         974,470
                                                                    ------------

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Banks--2.98%
  Amsouth Bancorporation                                  4,350     $     66,338
  BB&T Corp                                               4,100          152,981
  Bank America Corp                                      14,842          680,877
  Bank New York Inc                                       6,800          375,275
  Bank One Corp                                          10,888          398,773
  Charter One Financial Inc                               1,030           29,741
  Comerica Inc                                            1,450           86,094
  Fifth Third Bancorp                                     4,499          268,815
  First Union Corp                                        9,748          271,116
  Firstar Corp Wisconsin                                  9,881          229,733
  FleetBoston Financial Corp                              8,703          326,906
  JP Morgan Chase & Co                                   13,833          799,026
  Keycorp                                                 3,900          109,200
  MBNA Corp                                               8,202          302,961
  National City Corp                                      6,300          181,125
  Old Kent Financial Corp                                   720           31,500
  PNC Financial Services Group Inc                        3,130          228,686
  Regions Financial Corp                                  1,100           30,044
  Southtrust Corp                                         2,000           81,375
  State Street Corporation                                1,500          186,315
  Summit Bancorp                                            900           34,369
  Suntrust Banks Inc                                      3,000          189,000
  U.S. Bancorp                                            7,884          230,114
  Union Planters Corp                                     1,300           46,475
  Wachovia Corp                                           2,130          123,806
  Wells Fargo & Co                                       15,890          884,874
                                                                    ------------
                                                                       6,345,519
                                                                    ------------
Chemicals--.56%
  Air Products & Chemicals Inc                            2,160           88,560
  BF Goodrich Co                                            500           18,188
  Dow Chemical Co                                         7,040          257,840
  Du Pont E I de Nemours & Co                             9,714          469,308
  Eastman Chemical Co                                       675           32,906
  Engelhard Corp                                          1,167           23,778
  Freeport McMoRan Copper & Gold Class B *                1,400           11,988
  Great Lakes Chemical Corp                                 470           17,478
  Hercules Inc                                              920           17,538
  International Flavors & Fragrances                        940           19,094
  Praxair Inc                                             1,530           67,894
  Rohm & Haas Co                                          2,016           73,206
  Union Carbide Corp                                      1,520           81,795
                                                                    ------------
                                                                       1,179,573
                                                                    ------------
Computer Software--2.85%
  Adobe Systems Inc                                       2,600          151,288
  Autodesk Inc                                              300            8,081
  Automatic Data Processing Inc                           5,960          377,343
  BMC Software Inc *                                      2,000           28,000

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund (continued)
--------------------------------------------------------------------------------

Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Computer Software (continued)
  Broadvision Inc *                                       2,200     $     25,988
  Citrix Systems Inc *                                    1,500           33,750
  Computer Associates International Inc                   4,968           96,876
  Computer Sciences Corp *                                1,400           84,175
  Compuware Corp *                                        3,000           18,750
  Comverse Technology Inc *                               1,400          152,075
  Electronic Data Systems Corp                            4,600          265,650
  First Data Corp                                         4,100          216,019
  Intuit Inc *                                            2,000           78,875
  Mercury Interactive Corp *                                700           63,175
  Microsoft Corp *                                       50,500        2,190,438
  Novell Inc *                                            2,700           14,091
  Oracle Corp *                                          52,608        1,528,920
  Parametric Technology Corp *                            2,400           32,250
  Peoplesoft Inc *                                        2,450           91,109
  Siebel Systems Inc *                                    4,100          277,263
  Veritas Software Corp *                                 3,750          328,125
                                                                    ------------
                                                                       6,062,241
                                                                    ------------
Conglomerates--.39%
  Harcourt General Inc                                      400           22,880
  Honeywell International Inc                             7,616          360,332
  Household International Inc                             4,813          264,715
  Pall Corp                                                 633           13,491
  Perkinelmer Inc                                           300           31,500
  Pinnacle West Capital Corp                                400           19,050
  Rockwell International Corp                             1,600           76,200
  TRW Inc                                                 1,100           42,625
                                                                    ------------
                                                                         830,793
                                                                    ------------
Consumer Products--3.15%
  Alberto Culver Co Class B                                 300           12,844
  Anheuser Busch Cos Inc                                  8,960          407,680
  Avon Products Inc                                       2,000           95,750
  Bed Bath & Beyond Inc *                                 2,400           53,700
  Best Buy Co Inc *                                       1,800           53,213
  Brown Forman Corp Class B                                 300           19,950
  Circuit City Stores Inc                                 1,000           11,500
  Clorox Co                                               2,020           71,710
  Coca Cola Co                                           23,380        1,424,719
  Coca Cola Enterprises Inc                               3,500           66,500
  Colgate Palmolive Co                                    5,440          351,152
  Coors Adolph Co Class B                                   200           16,063
  Ecolab Inc                                                600           25,913
  Fortune Brands Inc                                      1,960           58,800
  Gillette Co                                             9,840          355,470
  Harley Davidson Inc                                     3,100          123,225
  Liz Claiborne Inc                                         580           24,143
  Masco Corp                                              4,140          106,346
  Maytag Corp                                               400           12,925
  Newell Rubbermaid Inc                                   2,205           50,164
  Nike Inc Class B                                        2,780          155,159
  Pepsico Inc                                            13,280          658,190
  Phillip Morris Cos Inc                                 21,060          926,640
  Proctor & Gamble Co                                    12,300          964,781
  Radioshack Corp                                         1,600           68,500
  Reebok International Ltd *                                620           16,951
  Starbucks Corp *                                        1,600           70,800
  Tupperware Corp                                           300            6,131
  UST Inc                                                 2,060           57,809
  Unilever NV                                             5,460          343,639
  V F Corp                                                1,560           56,534
  Whirlpool Corp                                            630           30,043
                                                                    ------------
                                                                       6,696,944
                                                                    ------------
Containers & Packing--.04%
  BALL Corp                                                 100            4,606
  Bemis Inc                                                 300           10,069
  Pactiv Corp *                                           1,490           18,439
  Sealed Air Corp *                                         815           24,858
  Temple Inland Inc                                         400           21,450
                                                                    ------------
                                                                          79,422
                                                                    ------------
Discount & Fashion Retailing--2.33%
  Autozone Inc *                                          1,100           31,350
  Consolidated Stores Inc *                               1,100           11,688
  Costco Wholesale Corp *                                 4,930          196,892
  Dillards Inc Class A                                      910           10,749
  Dollar General Corp                                     2,902           54,775
  Federated Department Stores Inc *                       1,700           59,500
  Gap Inc                                                 8,734          222,717
  Home Depot Inc                                         21,734          992,972
  JC Penney Inc                                           2,400           26,100
  K Mart Corp *                                           3,930           20,878
  Kohls Corp *                                            3,400          207,400
  Limited Inc                                             3,756           64,087
  Lowe's Cos Inc                                          4,100          182,450
  May Department Stores Co                                3,215          105,291
  Nordstrom Inc                                           1,120           20,370
  Sears Roebuck & Co                                      3,100          107,725
  TJX Cos Inc                                             2,400           66,600
  Target Corp                                             8,860          285,735
  Tiffany & Co                                            1,200           37,950
  Toys R Us Inc *                                         2,170           36,212
  Wal-Mart Stores Inc                                    41,720        2,216,375
                                                                    ------------
                                                                       4,957,816
                                                                    ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Electrical & Electronics--5.03%
  Advanced Micro Devices Inc *                            3,600     $     49,725
  Agilent Technologies *                                  4,043          221,354
  Altera Corp *                                           3,400           89,463
  Ameren Corp                                             1,250           57,891
  Analog Devices Inc *                                    3,650          186,834
  Applied Micro Circuits Corp *                           2,410          180,769
  Broadcom Corp *                                         2,250          189,000
  Calpine Corp *                                          2,400          108,150
  Conexant Systems Inc *                                  1,800           27,675
  Consolidated Edison Inc                                 2,310           88,935
  Cooper Industries Inc                                     982           45,111
  Emerson Electric Co                                     4,180          329,436
  General Electric Co                                    93,320        4,473,528
  Intel Corp                                             63,380        1,917,245
  Johnson Controls Inc                                      400           20,800
  KLA Tencor Corp *                                       1,500           50,531
  LSI Logic Corp *                                        2,600           44,434
  Linear Technology Corp                                  3,450          159,563
  Maxim Integrated Products Inc *                         2,850          136,266
  Micron Technology Inc *                                 5,900          209,450
  Millipore Corp                                            200           12,600
  Molex Inc                                               2,050           72,775
  Motorola Inc                                           20,451          414,133
  National Semiconductor Corp *                           1,400           28,175
  National Service Industries Inc                           200            5,138
  Power One Inc *                                           650           25,553
  Qlogic Corp *                                             800           61,600
  Sanmina Corp *                                          1,650          126,431
  Solectron Corp *                                        6,750          228,825
  Symbol Technologies Inc                                   700           25,200
  Tektronix Inc                                             500           16,844
  Teradyne Inc *                                          1,500           55,875
  Texas Instruments Inc                                  16,160          765,580
  Thermo Electron Corp *                                  1,500           44,625
  Thomas & Betts Corp                                       300            4,856
  Vitesse Semiconductor Corp *                            1,800           99,563
  Xilinx Inc *                                            2,900          133,763
                                                                    ------------
                                                                      10,707,696
                                                                    ------------
Finance-Other--3.93%
  AMBAC Financial Group Inc                                 500           29,156
  American Express Co                                    12,150          667,491
  American General Corp                                   2,538          206,847
  Bear Stearns Cos Inc                                    1,091           55,300
  CIT Group Holdings Inc                                  1,300           26,163
  Capital One Financial Corp                              2,200          144,788
  Cincinnati Financial Corp                                 800           31,650
  Citigroup Inc                                          46,750        2,387,172
  Conseco Inc                                             2,598           34,261
  Countrywide Credit Industry Inc                         1,400           70,350
  Equifax Inc                                             1,300           37,294
  Federal Home Loan Mortgage Corp                         6,480          446,310
  Federal National Mortgage Association                   9,400          815,450
  Golden West Financial Corp                              1,580          106,650
  H&R Block Inc                                             860           35,583
  Huntington Bancshares Inc                               1,280           20,720
  Jefferson Pilot Corp                                    1,040           77,740
  Lehman Brothers Holding Corp                            2,600          175,825
  Mellon Financial Corp                                   5,000          245,938
  Merrill Lynch & Co Inc                                  7,440          507,315
  Morgan Stanley Dean Witter & Co                        10,326          818,336
  Northern Trust Corp                                     2,200          179,438
  Paychex Inc                                             4,125          200,578
  Progressive Corp Ohio                                     800           82,900
  Providian Financial Corp                                3,140          180,550
  Schwab (Charles) Corp                                  12,925          366,747
  Synovus Financial Corp                                  1,400           37,713
  USA Education Inc                                       1,400           95,200
  Washington Mutual Inc                                   5,350          283,884
                                                                    ------------
                                                                       8,367,349
                                                                    ------------
Food--1.07%
  Albertsons Inc                                          3,488           92,432
  Archer Daniels Midland Co                               6,870          103,050
  Campbell Soup Co                                        4,700          162,738
  ConAgra Inc                                             6,040          157,040
  General Mills Inc                                       2,460          109,624
  HJ Heinz Co                                             3,315          157,255
  Hershey Foods Corp                                      1,310           84,331
  Kellogg Co                                              3,520           92,400
  Kroger Co *                                             8,400          227,325
  Quaker Oats Co                                          1,260          122,693
  Ralston Purina Co                                       2,630           68,709
  Safeway Inc *                                           4,800          300,000
  Sara Lee Corp                                           8,820          216,641
  Supervalu Inc                                             700            9,713
  Sysco Corp                                              7,080          212,400
  Tricon Global Restaurants Inc *                         1,218           40,194
  WM Wrigley Jr Co                                        1,070          102,519
  Winn Dixie Stores Inc                                   1,340           25,963
                                                                    ------------
                                                                       2,285,027
                                                                    ------------
Fuel--3.44%
  Amerada Hess Corp                                         910           66,487
  Anadarko Petroleum Corp                                 2,226          158,224
  Apache Corp                                             1,100           77,069
  Ashland Inc                                               400           14,356
  Baker Hughes Inc                                        3,140          130,506
  Burlington Resources Inc                                2,255          113,878
  Chevron Corp                                            5,760          486,360
  Coastal Corp                                            2,180          192,521

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund (continued)
--------------------------------------------------------------------------------

Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Fuel (continued)
  Conoco Inc                                              6,528     $    188,904
  Dynegy Inc                                              3,200          179,400
  Exxon Mobile Corp                                      32,434        2,819,731
  Halliburton Co                                          4,570          165,663
  Kerr McGee Corp                                           986           66,000
  Kinder Morgan Inc                                         600           31,313
  Nabors Industries Inc *                                 1,300           76,895
  Occidental Petroleum Inc                                3,610           87,543
  Oneok Inc                                                 100            4,813
  Phillips Petroleum Co                                   2,560          145,600
  Rowan Companies Inc *                                     500           13,500
  Royal Dutch Petroleum Co                               19,800        1,199,138
  Schlumberger Ltd                                        5,360          428,465
  Texaco Inc                                              5,320          330,505
  Tosco Corp                                              1,800           61,088
  Transocean Sedco Forex Inc                              2,230          102,580
  USX Marathon Group                                      3,000           83,250
  Unocal Corp                                             2,500           96,719
                                                                    ------------
                                                                       7,320,508
                                                                    ------------
Health Care--7.69%
  Abbott Labs                                            14,280          691,688
  Allergan Inc                                            1,540          149,091
  Alza Corp *                                             2,500          106,250
  American Home Products Corp                            12,240          777,852
  Amgen Inc *                                             9,720          621,473
  Applera Corp - Applied Biosystems Group                 2,200          206,938
  Bard (C.R.) Inc                                           300           13,969
  Bausch & Lomb Inc                                         480           19,410
  Baxter International Inc                                2,880          254,340
  Becton Dickerson & Co                                   2,320           80,330
  Biogen Inc *                                            1,200           72,075
  Biomet Inc                                              1,950           77,391
  Boston Scientific Corp *                                3,500           47,906
  Bristol Myers Squibb Co                                18,160        1,342,705
  CVS Corp                                                3,980          238,551
  Cardinal Health Inc                                     2,800          278,950
  Chiron Corp *                                           1,700           75,650
  Eli Lilly & Co                                         10,548          981,623
  Forest Labs Inc *                                         800          106,300
  Guidant Corp *                                          3,300          177,994
  HCA - The Healthcare Company                            5,749          253,013
  Healthsouth Corp *                                      3,200           52,200
  Humana Inc *                                            1,500           22,875
  IMS Health Inc                                          2,560           69,120
  Johnson & Johnson                                      13,120        1,378,420
  King Pharmaceuticals Inc *                              1,500           77,531
  Longs Drug Stores Corp                                    200            4,825
  Manor Care Inc *                                          500           10,313
  McKesson HBOC Inc                                       2,930          105,158
  Medimmune Inc *                                         1,850           88,222
  Medtronic Inc                                          11,180          674,993
  Merck & Co Inc                                         21,560        2,018,555
  Pfizer Inc                                             59,015        2,714,690
  Pharmacia Corp                                         11,994          731,634
  Quintiles Transnational Corp *                            600           12,563
  Schering Plough Corp                                   13,660          775,205
  Sigma Aldrich                                             800           31,450
  St Jude Medical Inc *                                     800           49,150
  Stryker Corp                                            2,000          101,180
  Tenet Healthcare Corp *                                 3,760          167,085
  United Healthcare Corp *                                3,000          184,125
  Walgreen Corp                                           9,440          394,710
  Watson Pharmaceuticals Inc *                              900           46,069
  Wellpoint Health Networks Inc Class A *                   700           80,675
                                                                    ------------
                                                                      16,364,247
                                                                    ------------
Housing & Real Estate--.07%
  Centex Corp                                               300           11,269
  Kaufman & Broad Home Corp                                 200            6,738
  PPG Industries Inc                                      1,780           82,436
  Pulte Corp                                                200            8,438
  Sherwin Williams Co                                     1,380           36,311
                                                                    ------------
                                                                         145,192
                                                                    ------------
Insurance--2.13%
  Aetna Inc *                                             1,266           51,985
  Aflac Inc                                               2,800          202,125
  Allstate Corp                                           7,158          311,820
  American International Group Inc                       21,625        2,131,414
  Aon Corp                                                2,675           91,619
  Chubb Corp                                              1,960          169,540
  Cigna Corp                                              1,620          214,326
  Hartford Financial Services Group                       2,420          170,913
  Lincoln National Corp Inc                               2,060           97,464
  Loews Corp                                              1,100          113,919
  MBIA Inc                                                  500           37,063
  MGIC Investment Corp                                      900           60,694
  Marsh & McLennan Cos Inc                                2,690          314,730
  Metlife Inc                                             8,100          283,500
  Safeco Corp                                             1,260           41,423
  St Paul Cos Inc                                         2,462          133,717
  Torchmark Corp                                          1,100           42,281
  Unum Provident Corp                                     1,976           53,105
                                                                    ------------
                                                                       4,521,638
                                                                    ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Leisure Time Industries--.76%
  American Greetings Corp Class A                           300     $      2,831
  Brunswick Corp                                            780           12,821
  Carnival Corp                                           6,300          194,119
  Darden Restaurants Inc                                  1,230           28,136
  Eastman Kodak Co                                        3,130          123,244
  Harrahs Entertainment Inc *                               550           14,506
  Hasbro Inc                                              1,453           15,438
  Hilton Hotels Corp                                      3,520           36,960
  Marriott International Inc Class A                      2,260           95,485
  Mattel Inc                                              4,869           70,308
  McDonalds Corp                                         12,300          418,200
  Starwood Hotels & Resorts Worldwide Inc                 1,000           35,250
  Walt Disney Co                                         19,280          557,915
  Wendy's International Inc                                 600           15,750
                                                                    ------------
                                                                       1,620,963
                                                                    ------------
Manufacturing--1.46%
  Applied Materials Inc *                                 7,800          297,863
  Avery Dennison Corp                                       600           32,925
  Black & Decker Corp                                       400           15,700
  Briggs & Stratton Corp                                    100            4,438
  Caterpillar Inc                                         3,720          176,003
  Corning Inc                                             8,650          456,828
  Crane Co                                                  300            8,531
  Danaher Corp                                            1,300           88,888
  Deere & Co                                              2,560          117,280
  Dover Corp                                              1,800           73,013
  FMC Corp *                                                200           14,338
  ITT Industries Inc                                        760           29,450
  Illinois Tool Works Inc                                 2,920          173,923
  Ingersoll Rand Co                                       1,860           77,888
  Leggett & Platt Inc                                     1,000           18,938
  Minnesota Mining & Manufacturing Co                     3,560          428,980
  Parker Hannifin Corp                                      625           27,578
  Snap On Inc                                               300            8,363
  Stanley Works                                             400           12,475
  Textron Inc                                             1,380           64,170
  Timken Co                                                 300            4,538
  Tyco International Ltd                                 16,429          911,810
  Vulcan Materials Co                                     1,300           62,238
                                                                    ------------
                                                                       3,106,158
                                                                    ------------
Metals & Mining--.28%
  Alcan Aluminum Ltd                                      3,010          102,904
  Alcoa Inc                                               8,348          279,658
  Allegheny Technologies Inc                                388            6,160
  Barrick Gold Corp                                       3,700           60,606
  Homestake Mining Company                                2,290            9,589
  Inco Ltd *                                              1,460           24,470
  Newmont Mining Corp                                       818           13,957
  Nucor Corp                                                400           15,875
  Phelps Dodge Corp                                         701           39,125
  Placer Dome Inc                                         3,450           33,206
  USX US Steel Group                                        800           14,400
  Worthington Industries Inc                                450            3,628
                                                                    ------------
                                                                         603,578
                                                                    ------------
Office Equipment & Computers--4.39%
  Adaptec Inc *                                             900            9,225
  American Power Conversion Corp *                        1,000           12,375
  Apple Computer *                                        2,700           40,163
  Boise Cascade Corp                                        300           10,088
  Cabletron Systems Inc *                                 1,500           22,594
  Ceridian Corp *                                           700           13,956
  Cisco Systems Inc *                                    68,280        2,611,710
  Compaq Computer Corp                                   16,355          246,143
  Dell Computer Corp *                                   24,300          423,731
  Deluxe Corp                                               750           18,953
  EMC Corp *                                             20,600        1,369,900
  Gateway Inc *                                           2,800           50,372
  Hewlett Packard Co                                     18,540          585,169
  International Business Machines                        16,500        1,402,500
  JDS Uniphase Corp *                                     9,100          379,356
  Lexmark International Group Inc *                       1,100           48,744
  NCR Corp *                                                500           24,563
  Network Appliance Inc *                                 3,300          211,819
  Novellus Systems Inc *                                  1,100           39,531
  Office Depot Inc *                                      2,500           17,813
  Palm Inc *                                              5,666          160,419
  Pitney Bowes Inc                                        2,800           92,750
  QUALCOMM Inc *                                          7,000          575,313
  Staples Inc *                                           3,750           44,297
  Sun Microsystems Inc *                                 30,400          847,400
  Unisys Corp *                                           3,700           54,113
  Xerox Corp                                              5,940           27,473
                                                                    ------------
                                                                       9,340,470
                                                                    ------------
Paper & Forest Products--.40%
  Georgia Pacific Group                                   2,288           71,083
  International Paper Co                                  4,688          191,329
  Kimberly Clark Co                                       5,046          356,702
  Louisiana Pacific Corp                                  1,160           11,745
  Mead Corp                                                 500           15,688
  Potlatch Corp                                             100            3,356
  Westvaco Corp                                           1,600           46,700
  Weyerhaeuser Co                                         2,350          119,263
  Williamette Industries Inc                                900           42,244
                                                                    ------------
                                                                         858,110
                                                                    ------------

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund (continued)
--------------------------------------------------------------------------------

Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Publishing & Broadcasting--1.17%
  Clear Channel Communications *                          5,600     $    271,250
  Comcast Corp Class A *                                  8,600          359,050
  Dow Jones & Co Inc                                        770           43,601
  Gannett Inc                                             2,620          165,224
  Knight Ridder Inc                                       1,020           58,013
  McGraw Hill Inc                                         1,820          106,698
  Meredith Corp                                             300            9,656
  New York Times Co Class A                                 800           32,050
  Time Warner Inc                                        12,340          644,642
  Tribune Co                                              3,625          153,156
  Viacom Inc Class B *                                   14,013          655,108
                                                                    ------------
                                                                       2,498,448
                                                                    ------------
Service Industries--.99%
  Allied Waste Industries Inc *                           1,800           26,213
  American Online Inc *                                  22,000          765,600
  Cendant Corp *                                          7,608           73,227
  Convergys Corp *                                        1,700           77,031
  Fedex Corp *                                            2,992          119,560
  Fluor Corp *                                              750           24,797
  Franklin Resources Inc                                  2,100           80,010
  Genuine Parts Co                                        1,825           47,792
  Interpublic Group Cos Inc                               3,000          127,688
  McDermott International Inc                               300            3,225
  Moody's Corp                                            1,430           36,733
  Omnicom Group Inc                                       1,900          157,463
  RR Donnelley & Sons Co                                  1,370           36,990
  Robert Half International Inc *                           900           23,850
  Sabre Holdings Corp *                                   1,192           51,405
  Sapient Corp *                                          1,000           11,938
  Stilwell Financial Inc                                  2,100           82,819
  T. Rowe Price Associates Inc                              600           25,359
  Vivendi Universal                                           1               39
  WW Grainger Inc                                           500           18,250
  Waste Management Inc                                    5,459          151,487
  Yahoo Inc *                                             5,800          174,997
                                                                    ------------
                                                                       2,116,473
                                                                    ------------
Telecommunications--3.68%
  ADC Telecommunications Inc *                            8,100          146,813
  AT&T Corp                                              35,181          609,071
  Alltel Corp                                             3,300          206,044
  Andrew Corp *                                             405            8,809
  Avaya Inc *                                             2,363           24,368
  BellSouth Corp                                         17,520          717,225
  CenturyTel Inc                                          1,300           46,475
  Global Crossing Ltd *                                   7,555          108,131
  Lucent Technologies Inc                                31,271          422,159
  Nextel Communications Inc Class A *                     7,550          186,863
  Nortel Networks Corp                                   29,360          941,355
  Qwest Communications International Inc *               15,531          636,771
  SBC Communications Inc                                 31,682        1,512,816
  Scientific Atlanta Inc                                  1,650           53,728
  Sprint Corp *                                          17,130          348,967
  Tellabs Inc *                                           4,100          231,650
  Verizon Communications                                 25,108        1,258,539
  Worldcom Inc *                                         27,083          379,162
                                                                    ------------
                                                                       7,838,946
                                                                    ------------
Transportation--.30%
  AMR Corp                                                1,420           55,646
  Burlington Northern Santa Fe                            3,502           99,150
  CSX Corp                                                2,020           52,394
  Delta Airlines Inc                                      1,120           56,210
  Norfolk Southern Corp                                   3,350           44,597
  Ryder Systems Inc                                         300            4,988
  Southwest Airlines Co                                   5,437          182,303
  US Airways Group Inc *                                    300           12,169
  Union Pacific Corp                                      2,630          133,473
                                                                    ------------
                                                                         640,930
                                                                    ------------
Utilities & Power--1.81%
  AES Corp *                                              4,700          260,263
  Allegheny Energy Inc                                      600           28,913
  American Electric Power Inc                             3,560          165,540
  CMS Energy Corp                                         1,100           34,856
  Cinergy Corp                                            1,606           56,411
  Constellation Energy Group Inc                          1,360           61,285
  DTE Energy Co                                           1,280           49,840
  Devon Energy Corporation                                1,400           85,358
  Dominion Resources Inc                                  2,322          155,574
  Duke Energy Co                                          3,451          294,198
  EOG Resources Inc                                       1,100           60,156
  Edison International                                    2,930           45,781
  El Paso Energy Corp                                     2,400          171,900
  Enron Corp                                              6,900          573,563
  Entergy Corp                                            1,880           79,548
  Exelon Corp                                             3,277          230,078
  FPL Group Inc                                           1,890          135,608
  First Energy Corp                                       2,250           71,016
  GPU Inc                                                   600           22,088
  Keyspan Corp                                              700           29,663
  Niagara Mohawk Holdings Inc *                           1,490           24,864
  Nicor Inc                                                 200            8,638
  NiSource Inc                                            1,037           31,888
  PG&E Corp                                               3,370           67,400
  PPL Corp                                                1,600           72,300
  Peoples Energy Corp                                       200            8,950
  Progress Energy Inc *                                   3,172          126,780
  Public Services Enterprise Group                        1,930           93,846

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Common Stock                                             Shares            Value
--------------------------------------------------------------------------------

Utilities & Power (continued)
  Reliant Energy Inc                                      2,972     $    128,725
  Sempra Energy                                           1,000           23,250
  Southern Co                                             6,790          225,762
  Sunoco Inc                                                721           24,279
  TXU Corp                                                2,637          116,842
  Williams Cos Inc                                        4,810          192,089
  XCEL Energy Inc                                         3,535          102,726
                                                                    ------------
                                                                       3,859,978
                                                                    ------------

Total Common Stock
  (Cost $85,910,604)                                                 110,674,900
                                                                    ============

--------------------------------------------------------------------------------
Fixed Income--26.75%                                        Par            Value
--------------------------------------------------------------------------------

U.S. Treasury--26.75%
  United States Treasury Bonds
   5.25% November 15, 2028                          $   160,000          153,150
   5.25% February 15, 2029                              695,000          665,789
   5.50% August 15, 2028                              2,460,000        2,439,238
   6.00% February 15, 2026                              837,000          881,989
   6.125% November 15, 2027                           1,225,000        1,317,071
   6.125% August 15, 2029                             2,310,000        2,512,495
   6.25% August 15, 2023                                775,000          838,209
   6.375% August 15, 2027                             4,010,000        4,441,075
   6.50% November 15, 2026                              561,000          630,070
   6.625% February 15, 2027                             330,000          376,923
   6.75% August 15, 2026                                410,000          474,448
   6.875% August 15, 2025                             1,800,000        2,105,712
   7.125% February 15, 2023                           1,030,000        1,227,307
   7.25% May 15, 2016                                 3,620,000        4,258,025
   7.25% August 15, 2022                                425,000          512,389
   7.50% November 15, 2016                            1,045,000        1,259,549
   7.50% November 15, 2024                            1,040,000        1,298,534
   7.625% November 15, 2022                             905,000        1,134,789
   7.625% February 15, 2025                           1,975,000        2,503,629
   7.875% February 15, 2021                             565,000          718,963
   8.00% November 15, 2021                            1,795,000        2,322,838
   8.125% August 15, 2019                               800,000        1,034,128
   8.125% May 15, 2021                                1,464,000        1,910,066
   8.125% August 15, 2021                               615,000          804,211
   8.50% February 15, 2020                            1,148,000        1,538,860
   8.75% May 15, 2017                                   835,000        1,121,505
   8.75% May 15, 2020                                 1,660,000        2,280,425
   8.75% August 15, 2020                              1,825,000        2,506,528
   8.875% August 15, 2017                             2,415,000        3,282,516
   8.875% February 15, 2019                           1,019,000        1,400,330
   9.00% November 15, 2018                              160,000          221,950
   9.125% May 15, 2018                                  505,000          704,632
   9.25% February 15, 2016                              275,000          379,759
   9.875% November 15, 2015                             250,000          360,118

--------------------------------------------------------------------------------
Fixed Income                                                Par            Value
--------------------------------------------------------------------------------

U.S. Treasury  (continued)
    10.375% November 15, 2012                        $  745,000     $    957,787
    10.625% August 15, 2015                             740,000        1,119,250
    11.25% February 15, 2015                            430,000          672,279
    11.75% November 15, 2014                          1,605,000        2,324,987
    12.00% August 15, 2013                            1,035,000        1,462,258
    12.50% August 15, 2014                              105,000          156,549
    13.25% May 15, 2014                                 185,000          282,819
    13.875% May 15, 2011                                120,000          167,137
    14.00% November 15, 2011                            115,000          164,625
                                                                    ------------
                                                                      56,924,911
                                                                    ------------
Total Fixed Income
  (Cost $53,070,773)                                                  56,924,911
                                                                    ============

--------------------------------------------------------------------------------
Short Term Investments--46.00%               Par/Shares           Value
--------------------------------------------------------------------------------

Commercial Paper--12.30%
  AI Credit Corp
   6.53% January 26, 2001 @#                          3,500,000        3,484,128
  Ciesco
   6.56% January 5, 2001 @#                           3,300,000        3,297,595
  DaimlerChrysler AG
   6.51% January 4, 2001 @#                           2,200,000        2,198,807
  Ford Motor Credit Co
   6.56% January 12, 2001 @#                          3,000,000        2,993,987
  General Electric Capital Corp
   5.90% January 2, 2001 @#                           3,889,327        3,888,690
   6.45% February 13, 2001 @#                         2,650,000        2,629,584
  Hertz Corp
   6.57% January 5, 2001 @#                           3,000,000        2,997,810
  IBM Credit Corp
   6.51% January 8, 2001 @#                           1,400,000        1,398,228
  Phillip Morris Companies Inc
   6.59% January 22, 2001 @#                          3,300,000        3,287,314
                                                                    ------------
                                                                      26,176,143
                                                                    ------------
Repurchase Agreements--6.67%
  State Street Repo 5.25% January 2, 2001
  (Cost - $14,196,000)(Dated December 29, 2000,
  due January 2, 2001, collateralized by $12,845,000
  U.S. Treasury Bond 6.25%, May 15, 2030,
  Market Value $14,482,738
  Repurchase Proceeds $14,204,281)                   14,196,000       14,196,000
                                                                    ------------
Short Term Investment Fund--.66%
  State Street Global Advisors
   Money Market Fund                                  1,415,136        1,415,136
                                                                    ------------
Short Term Investment Trust--25.50%
  Securities Lending Quality Trust                   54,284,259       54,284,259
                                                                    ------------

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

Preferred Asset Allocation Fund (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Short Term Investments                               Par/Shares           Value
-------------------------------------------------------------------------------
U.S. Treasury--.87%
  United States Treasury Bills
   5.85% March 22, 2001 @                            $   40,000    $     39,480
   6.29% March 22, 2001 @                             1,835,000       1,812,449
                                                                   ------------
                                                                      1,851,929
                                                                   ------------

 Total Short Term Investments
  (Cost $97,923,467)                                                 97,923,467
                                                                   ============

Total Investments--124.75%
  (Cost $236,904,844)                                               265,523,278
                                                                   ============

Other Assets and Liabilities-- -24.75%                              (52,677,823)
                                                                   ============

Total Net Assets--100%                                             $212,845,455
                                                                   ============

--------------------------------------------------------------------------------
Preferred Fixed Income Fund
--------------------------------------------------------------------------------

Fixed Income--94.93%                                        Par+           Value
--------------------------------------------------------------------------------

Asset Backed--10.59%
  Americredit Auto Trust
   5.96% March 12, 2006                              $3,500,000     $  3,491,250
  Arcadia Automobile Trust
   6.51% September 15, 2004                           4,000,000        4,046,250
  Coti Mortgage Home Equity Loan Trust
   6.57% March 15, 2023                               4,000,000        3,820,000
  DaimlerChrysler Trust
   5.22% December 22, 2003                            4,500,000        4,464,810
  EQCC Home Equity Loan Trust
   6.41% December 15, 2004 #                          1,515,247        1,521,502
  Sears Credit Account Master Trust
   6.45% November 15, 2009 #                          2,000,000        2,022,813
                                                                    ------------
                                                                      19,366,625
                                                                    ------------
Collateralized Mortgage Obligations--21.22%
  Banc America Commercial Mortgage Inc
   7.109% November 15, 2008                           1,209,730        1,255,851
  Commercial Mortgage Acceptance Corp
   6.03% March 15, 2008                               5,200,000        5,084,625
   6.57% October 15, 2007 #                           4,000,000        4,049,297

--------------------------------------------------------------------------------
Fixed Income                                        Par+           Value
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations  (continued)
  DLJ Commercial Mortgage Corp
   6.50% October 19, 2029 #                          $3,541,810     $  3,473,170
  First Union Lehman Brothers Commercial
   6.60% May 18, 2007 #                               5,845,000        5,923,542
   7.38% April 18, 2007                               5,785,000        6,088,785
  LB UBS Commercial Mortgage Trust
   7.95% January 15, 2010                             3,060,000        3,343,050
  Morgan Stanley Capital I Inc
   6.25% July 15, 2007 #                                612,006          621,186
   7.11% July 15, 2009                                1,200,000        1,244,625
  Nations Link Funding Corp
   6.316% November 20, 2008                           4,245,000        4,193,264
  Residential Asset Securities Mortgage Pass
   7.205% September 25, 2016                          1,755,000        1,762,178
   7.355% January 25, 2026                            1,705,000        1,738,034
                                                                    ------------
                                                                      38,777,607
                                                                    ------------
Electric--1.07%
  Dominion Resources Inc
   8.125% June 15, 2010                               1,265,000        1,367,351
  TXU Eastern Funding Co
   6.75% May 15, 2009 #                                 625,000          586,531
                                                                    ------------
                                                                       1,953,882
                                                                    ------------
Finance & Banking--6.68%
  Axa
   8.60% December 15, 2030                              800,000          821,000
  Bank One Capital
   8.75% September 1, 2030                              280,000          276,674
  Bellsouth Capital Funding Corp
   7.875% February 15, 2030                             900,000          928,008
  First Union National Bank
   7.80% August 18, 2010                              1,695,000        1,748,596
  Ford Motor Credit Co
   5.75% February 23, 2004 #                          1,095,000        1,066,585
  HSBC Capital Funding DLR
   8.77% December 31, 2049 ###**                        775,000          889,878
  ING Capital Funding Trust
   8.439% December 31, 2049                             805,000          810,031
  Keycorp Institutional Capital B
   8.25% December 15, 2026 #                          1,000,000          923,950
  Royal Bank of Scotland Group Plc
   7.816% November 30, 2049                             900,000          903,375
  US West Capital Funding Inc
   6.25% July 15, 2005 #                              1,000,000          975,600
  UBS Funding Trust
   8.622% October 1, 2010                               800,000          838,608
  Wachovia Corp
   6.70% June 21, 2004 #                              2,000,000        2,019,780
                                                                    ------------
                                                                      12,202,085
                                                                    ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Fixed Income                                                Par+           Value
--------------------------------------------------------------------------------

Foreign Government--1.02%
  Argentina Republic
   7.63% March 31, 2005                            $    180,000     $    164,150
   11.375% January 30, 2017                              95,000           84,347
   11.75% April 7, 2009                                 105,000           97,074
  Brazil (Federal Republic)
   7.625% April 15, 2024                                115,000           87,827
   11.00% August 17, 2040                               205,000          167,185
   12.62% April 15, 2014 ###                            190,869          147,207
   14.50% October 15, 2009                               95,000          104,585
  Bulgaria (National Republic)
   10.51% July 28, 2024 ###                              50,000           37,866
  Columbia Republic
   9.75% April 23, 2009                                 110,000           92,147
  Mexico
   9.875% February 1, 2010                               40,000           43,242
   10.375% February 17, 2009                             45,000           49,399
  Peru Republic
   4.50% March 7, 2017                                   25,000           16,083
  Qatar
   9.75% June 15, 2030                                   60,000           60,000
  Quebec Providence of Canada
   7.50% September 15, 2029                             400,000          426,880
  Russian Federation
   2.50% March 31, 2030 **                              230,000           86,078
   8.25% March 31, 2010 **                              120,000           74,858
   12.75% June 24, 2028 **                              100,000           83,250
  Turkey Republic
   12.375% June 15, 2009                                 45,000           41,955
                                                                    ------------
                                                                       1,864,133
                                                                    ------------
Government Sponsored--24.51%
  Federal Home Loan Mortgage Corp
   6.875% September 15, 2010                            910,000          969,004
   7.00% May 1, 2029                                  2,022,189        2,024,575
  Federal National Mortgage Association
   6.00% March 1, 2014                                   78,342           77,337
   6.00% January 1, 2030                              4,495,733        4,353,803
   6.50% July 1, 2013                                   235,118          235,043
   6.50% September 1, 2013                              248,625          248,545
   6.50% October 1, 2013                                298,923          298,827
   6.50% February 1, 2014                               287,110          287,018
   6.50% December 1, 2014                               100,815          100,782
   6.50% November 1, 2028                               448,800          442,912
   6.50% January 1, 2029                                 82,429           81,348
   6.50% February 1, 2029                               433,212          427,256
   6.50% March 1, 2029                                   78,215           77,140
   6.50% April 1, 2029                                   89,524           88,293
   6.50% June 1, 2029                                    85,007           83,838
   6.50% August 1, 2029                                 131,000          129,199
   6.50% December 1, 2029                                50,353           49,661
   6.50% January 1, 2030                                119,416          117,774
   7.00% July 15, 2005                                3,600,000        3,778,308
   7.00% June 1, 2014                                   178,129          180,021
   7.00% August 1, 2014                                  82,255           83,128
   7.00% October 1, 2014                                686,130          693,417
   7.00% February 1, 2015                                40,296           40,724
   7.00% March 1, 2015                                3,171,729        3,205,413
   7.00% April 1, 2015                                  341,221          344,845
   7.00% October 1, 2015                              1,310,458        1,324,375
   7.00% November 1, 2025                               279,218          280,265
   7.00% October 1, 2028                                295,213          295,765
   7.00% August 1, 2029                                 482,890          483,644
   7.00% September 1, 2029                               25,238           25,278
   7.00% October 1, 2029                                982,596          984,128
   7.00% January 1, 2030                              1,251,837        1,253,790
   7.00% February 1, 2030                               804,429          805,684
   7.00% May 1, 2030                                  1,890,975        1,893,924
   7.00% June 1, 2030                                 2,080,052        2,083,297
   7.00% July 1, 2030                                   668,514          669,557
   7.00% August 1, 2030                               1,514,280        1,516,642
   7.00% September 1, 2030                              331,572          332,089
   7.00% December 1, 2030                               184,982          185,271
   7.00% December 1, 2099 TBA                           595,000          595,928
   7.125% June 15, 2010                               8,125,000        8,782,638
   7.125% January 15, 2030                              735,000          822,737
   7.50% June 1, 2029                                    79,719           80,890
   7.50% January 1, 2030                                503,583          510,975
   7.50% June 1, 2030                                 2,559,350        2,596,921
   7.50% July 1, 2030                                   840,202          852,536
                                                                    ------------
                                                                      44,794,545
                                                                    ------------
Industrials--5.25%
  Koninklijke KPN
   8.375% October 1, 2030 **                            550,000          503,223
  Kroger Co
   7.25% June 1, 2009                                   535,000          542,939
  Lockheed Martin Corp
   8.20% December 1, 2009                             1,275,000        1,397,744
  Lowe's Cos Inc
   7.50% December 15, 2005                              450,000          458,573
  Mariner Health Group Inc
   9.50% April 1, 2006 ***                              400,000            3,096
  News America Holdings Inc
   8.50% February 15, 2005                            1,200,000        1,251,828
  Oil Purchase Co
   7.10% April 30, 2002 #**                             555,246          531,793
  Phillips Petroleum Co
   8.75% May 25, 2010                                   850,000          972,604
  Rohm & Haas Co
   7.85% July 15, 2029                                  795,000          802,950
  Time Warner Inc
   7.57% February 1, 2024                               825,000          803,723

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Fixed Income Fund (continued)
--------------------------------------------------------------------------------

Fixed Income                                               Par+            Value
--------------------------------------------------------------------------------

Industrials  (continued)
  Tosco Corp
   8.125% February 15, 2030                          $  835,000     $    898,360
  Ultramar Diamond Shamrock Corp
   6.75% October 15, 2037 #                             920,000          892,474
  XCEL Energy Inc
   7.00% December 1, 2010                               535,000          534,551
                                                                    ------------
                                                                       9,593,858
                                                                    ------------
Mortgage Related-Other Marketable--1.54%
  DaimlerChrysler Auto Trust
   6.81% July 6, 2003                                 1,000,000        1,005,000
  MBNA Master Credit Card Trust
   6.40% January 18, 2005                             1,800,000        1,815,750
                                                                    ------------
                                                                       2,820,750
                                                                    ------------
Telecommunications--4.50%
  Adelphia Communications Corp
   7.875% May 1, 2009 #                                 200,000          165,000
   9.375% November 15, 2009                             100,000           88,000
  British Telecommunications Plc
   8.125% December 15, 2010                           1,320,000        1,334,467
  Charter Communications Holdings
   8.25% April 1, 2007 #                                350,000          318,500
  Clear Channel Communications
   7.65% September 15, 2010                           1,000,000        1,009,210
  Cox Communications Inc
   7.75% November 1, 2010                               865,000          895,439
  Global Crossing Holdings Ltd
   9.125% November 15, 2006                             230,000          218,500
  Liberty Media Corp
   8.25% February 1, 2030                               835,000          765,770
  McLeod Inc
   9.25% July 15, 2007 #                                235,000          213,850
  Sprint Capital Corp
   5.875% May 1, 2004                                 1,500,000        1,440,435
  TCI Communications Inc
   7.875% February 15, 2026                             975,000          915,662
  Telefonica Europe BV
   7.75% September 15, 2010                             615,000          622,749
  Williams Communications Corp
   10.70% October 1, 2007 #                             300,000          231,000
                                                                    ------------
                                                                       8,218,582
                                                                    ------------

U.S. Government Agency
Mortgage-Backed Securities--6.41%
  Government National Mortgage Association
   6.50% December 15, 2028 #                          4,758,611        4,705,077
   7.00% May 15, 2029                                 1,503,220        1,509,789
   7.00% June 15, 2029                                1,037,628        1,042,162
   7.00% December 15, 2029                              423,657          425,508
   7.00% May 15, 2030                                   184,456          185,262
   7.50% June 15, 2028                                3,776,780        3,845,253
                                                                    ------------
                                                                      11,713,051
                                                                    ------------
U.S. Treasury--12.14%
  United States Treasury Bonds
   5.25% February 15, 2029 #                          3,220,000        3,084,663
   6.50% November 15, 2026 #                            260,000          292,011
   6.75% August 15, 2026 #                            4,435,000        5,132,138
   8.00% November 15, 2021                              245,000          317,045
   8.875% February 15, 2019                           4,950,000        6,802,389
  United States Treasury Notes
   5.75% November 15, 2005                              515,000          531,820
   5.75% August 15, 2010                              4,760,000        4,988,337
   6.00% August 15, 2004                                 15,000           15,424
   6.75% May 15, 2005                                   965,000        1,028,022
                                                                    ------------
                                                                      22,191,849
                                                                    ------------
Total Fixed Income
  (Cost $168,254,833)                                                173,496,967
                                                                    ============

-------------------------------------------------------------------------------
Short Term Investments--12.40%                             Par+           Value
-------------------------------------------------------------------------------

Finance & Banking--.69%
  Security Pacific Corp MTN
   10.30% May 15, 2001 @#                             1,250,000       1,267,738
                                                                   ------------

Industrials--.94%
  Ford Motor Co
   9.00% September 15, 2001 @#                        1,695,000       1,724,883
                                                                   ------------

Government Sponsored--2.63%
  Federal Home Loan Mortgage
   5.70% January 2, 2001 @                            4,799,000       4,798,240
                                                                   ------------

Short Term Investment Trust--8.14%
  Securities Lending Quality Trust                   14,882,668      14,882,668
                                                                   ------------

Total Short Term Investments
  (Cost $22,663,560)                                                 22,673,529
                                                                   ============

Total Investments--107.33%
  (Cost $190,918,393)                                               196,170,496
                                                                   ============

Other Assets and Liabilities---7.33%                                (13,405,336)
                                                                   ============

Total Net Assets--100%                                             $182,765,160
                                                                   ============

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Preferred Short-Term Government
Securities Fund
--------------------------------------------------------------------------------

Fixed Income--95.00%                                        Par            Value
--------------------------------------------------------------------------------

Collateralized Mortgage Obligation--23.50%
  Federal Home Loan Mortgage Corp
   5.75% January 15, 2006                          $    164,027     $    163,617
   5.75% November 15, 2020                              197,626          196,699
   5.89% July 15, 2008                                  950,282          951,764
   5.89% December 15, 2023                              948,386          948,680
   6.50% August 15, 2018                                 95,461           95,222
   6.75% February 15, 2006                              316,289          316,090
   6.75% March 15, 2019                                 344,359          344,036
   7.25% April 15, 2024                               1,850,676        1,858,763
   7.30% November 25, 2019                            4,994,000        4,998,644
   8.40% April 15, 2021                                 175,000          181,069
  Federal National Mortgage
   Association Gtd
   6.25% December 18, 2019                              466,172          464,568
  Federal National Mortgage
   Association REMIC
   6.75% March 25, 2019                               1,113,839        1,111,054
   7.00% December 25, 2019                            1,286,862        1,290,478
   7.00% June 25, 2021                                2,081,342        2,087,191
   7.25% December 25, 2006                            2,205,834        2,210,642
   7.50% May 25, 2007                                   347,032          351,370
   8.00% January 25, 2019                               703,111          705,747
                                                                    ------------
                                                                      18,275,634
                                                                    ------------
Government Sponsored--70.17%
  Federal Home Loan Banks
   6.00% August 15, 2002                             12,000,000       12,168,720
   6.305% December 9, 2002                            2,000,000        2,027,180
   6.375% November 15, 2002                           1,000,000        1,023,280
   6.75% August 15, 2002                              5,000,000        5,079,700
   7.22% August 28, 2002                              2,000,000        2,003,120
  Federal Home Loan Mortgage Corp
   5.375% February 12, 2003                           2,000,000        1,979,960
   5.75% July 15, 2003                                5,000,000        5,013,300
   6.25% October 15, 2002                             3,000,000        3,032,820
   6.625% August 15, 2002                             1,000,000        1,014,530
  Federal National Mortgage Association
   6.00% December 15, 2005                            1,000,000        1,010,940
   6.54% February 1, 2002                             5,000,000        5,040,600
   6.76% July 16, 2007                                5,000,000        5,024,200
   6.87% July 17, 2007                                5,000,000        5,215,600
   7.26% May 2, 2005                                  1,050,000        1,067,556
   7.47% May 7, 2007                                  2,500,000        2,546,475
  Student Loan Marketing Trust
   6.34% October 27, 2008                             1,320,011        1,320,011
                                                                    ------------
                                                                      54,567,992
                                                                    ------------

--------------------------------------------------------------------------------
Fixed Income                                                Par           Value
--------------------------------------------------------------------------------

U.S. Treasury--1.33%
  United States Treasury Notes
   5.75% November 15, 2005                           $1,000,000     $  1,032,661
                                                                    ------------
Total Fixed Income
  (Cost $72,760,623)                                                  73,876,287
                                                                    ============

--------------------------------------------------------------------------------
Short Term Investments--3.29%                        Par/Shares            Value
--------------------------------------------------------------------------------

Government Sponsored--2.08%
  Federal Home Loan Banks
   5.23% November 16, 2001 @                          1,000,000          994,530
  Overseas Private Investment Corp
   6.13% September 15, 2001 @                           624,999          624,375
                                                                    ------------
                                                                       1,618,905
                                                                    ------------
Short Term Investment Fund--1.21%
  State Street Global Advisors
   Money Market Fund                                    941,312          941,312
                                                                    ------------

Total Short Term Investments
  (Cost $2,552,962)                                                    2,560,217
                                                                    ============

Total Investments--98.29%
  (Cost $75,313,585)                                                  76,436,504
                                                                    ============

Other Assets and Liabilities--1.71%                                    1,328,663
                                                                    ============

Total Net Assets--100%                                              $ 77,765,167
                                                                    ============

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

------------------------
Schedules of Investments
------------------------

--------------------------------------------------------------------------------
Preferred Money Market Fund
--------------------------------------------------------------------------------

Short Term Investments--92.67%                              Par            Value
--------------------------------------------------------------------------------

Certificates of Deposit--8.43%
  Bank One NA
   6.65% March 22, 2001                              $1,000,000     $  1,000,000
  Canadian Imperial Bank
   7.42% June 4, 2001 @                               1,000,000          999,881
  Deutsche Bank
   6.71% September 20, 2001 @                         1,000,000          999,728
  Landesbank Hess
   7.143% May 8, 2001 @                               1,000,000          999,975
  Lloyds Bank
   7.20% June 15, 2001 @                              1,000,000          999,872
  Natexis Bank
   6.71% February 13, 2001                            2,000,000        2,000,000
  Rabobank of Netherlands
   6.66% March 9, 2001 @                              1,000,000          999,913
   6.755% April 10, 2001 @                            3,000,000        2,999,886
  Union Bank of Switzerland
   6.88% April 30, 2001 @                             1,250,000        1,249,923
  Westdeutsche Landesbank Giroze
   6.75% February 28, 2001                            2,000,000        2,000,000
                                                                    ------------
                                                                      14,249,178
                                                                    ------------
Commercial Paper--50.89%
  Alpine Securitization Corp
   6.60% January 16, 2001 @                           3,000,000        2,991,750
  Aspen Funding Corp
   6.54% February 1, 2001 @                           3,000,000        2,983,105
  Associates Corp NA
   6.52% March 2, 2001 @                              1,500,000        1,483,700
  Associate First Capital Corp
   6.55% February 7, 2001 @                           1,000,000          993,268
  Bank of America Corp
   6.49% March 7, 2001 @                              2,000,000        1,976,564
  Banque Et Caisse Epargne
   6.51% February 12, 2001 @                          3,000,000        2,977,215
  British Gas Capital Inc
   6.48% February 22, 2001 @                          2,000,000        1,981,280
   6.48% February 26, 2001 @                          1,000,000          989,920
  Cingular Wireless
   6.53% February 22, 2001 @                          3,660,000        3,625,478
  Credit Agricole Indosuez NA
   6.54% February 9, 2001 @                           3,000,000        2,978,745
  Credit Suisse
   6.49% March 5, 2001 @                              2,000,000        1,977,285
   6.50% February 12, 2001 @                          1,000,000          992,417
  Cregem NA Inc
   6.519% January 31, 2001 @                          2,000,000        1,989,133
  CXC Inc
   6.30% March 19, 2001 @                             2,500,000        2,466,313
   6.50% March 8, 2001 @                              2,000,000        1,976,167

--------------------------------------------------------------------------------
Short Term Investments                                      Par            Value
--------------------------------------------------------------------------------

Commercial Paper (continued)
  Den Danske Bank
   6.205% March 27, 2001 @                           $4,000,000     $  3,941,397
  Depfa Bank Europe
   6.33% March 19, 2001 @                             1,000,000          986,461
   6.36% March 20, 2001 @                             2,500,000        2,465,550
   6.375% March 13, 2001 @                            2,000,000        1,974,854
  Edison Asset Securitization
   6.29% March 22, 2001 @                             2,000,000        1,972,044
  Enterprise Funding Corp
   6.37% March 15, 2001 @                             3,000,000        2,961,249
  General Motors Acceptance Corp
   6.49% February 5, 2001 @                           2,000,000        1,987,381
  HD Real Estate Funding Corp
   6.41% May 22, 2001 @                               4,000,000        3,899,577
  Landesbank Schleswig-Holst
    6.32% March 1, 2001 @                             3,000,000        2,968,927
  Monte Rosa Capital Corp
   6.49% February 6, 2001 @                           1,000,000          993,510
   6.57% January 23, 2001 @                           2,000,000        1,991,970
   6.58% January 17, 2001 @                           1,000,000          997,076
  Morgan Stanley Dean Witter
   6.30% March 20, 2001 @                             2,000,000        1,972,700
  National Rural Utilities
   6.45% March 16, 2001 @                             1,000,000          986,742
   6.46% February 23, 2001 @                          2,000,000        1,980,979
  Nationwide Anglia Building Society
   6.53% February 2, 2001 @                           1,000,000          994,196
   6.53% February 5, 2001 @                           2,500,000        2,484,128
  National City Bank
   6.98% August 2, 2001 @                             1,000,000          999,772
  Private Export Funding Corp
   6.46% March 7, 2001 @                              2,000,000        1,976,672
  Province of Quebec
   6.46% February 16, 2001 @                          1,000,000          991,746
  SBC Communications Inc
   6.47% February 15, 2001 @                          4,000,000        3,967,650
  Svenska Handelsbanken Inc
   6.33% March 15, 2001 @                             2,000,000        1,974,288
   6.37% March 12, 2001 @                             2,000,000        1,975,228
  Verizon Global Funding
   6.54% February 8, 2001 @                           1,000,000          993,097
  Windmill Funding Corp
   6.46% February 13, 2001 @                          1,000,000          992,284
   6.63% January 16, 2001 @                           3,000,000        2,991,713
  Wisconsin Energy Corp
   6.49% February 9, 2001 @                           1,259,000        1,250,148
                                                                    ------------
                                                                      86,053,679
                                                                    ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds

                                                        ------------------------
                                                        Schedules of Investments
                                                        ------------------------

--------------------------------------------------------------------------------
Short Term Investments                                      Par            Value
--------------------------------------------------------------------------------

Floating Rate Notes--33.11%
  American Express Centurion Bank
   6.644% January 16, 2001                           $3,000,000     $  3,000,000
  Bank of America NA
   6.691% January 3, 2001 @##                         1,000,000          999,957
   6.753% January 6, 2001 @##                         1,000,000        1,000,560
  Bank of Austria
   6.56% January 16, 2001 @##                         3,000,000        2,999,815
  Bank of Scotland **
   6.672% March 5, 2001 @##                           3,000,000        2,999,975
  Bank One Corp
   6.33% March 21, 2001 @##                           2,000,000        2,003,283
  Bayerische Hypo
   6.641% January 3, 2001 @##                         5,000,000        4,998,242
  Bayerische Landesbank
   6.65% January 3, 2001 @##                          1,500,000        1,499,583
  CIT Group Inc
   6.008% January 3, 2001 @##                         1,000,000          999,969
   6.535% January 3, 2001 @##                         1,000,000          999,894
  Chrysler Financial Corp
   6.484% January 16, 2001 @##                        2,000,000        2,000,341
  Citigroup Inc
   6.692% January 4, 2001 ##                          2,000,000        2,000,000
  Commerz Bank AG New York
   6.297% January 28, 2001 @##                        3,000,000        2,999,763
   6.56% January 26, 2001 @##                         1,000,000          999,938
  Compass Securitization
   6.68% January 15, 2001 ##                          2,000,000        2,000,000
  Deutsche Bank AG New York
   6.512% January 16, 2001 @##                        2,000,000        1,999,877
  First Union National
   6.563% January 3, 2001 ##                          3,000,000        3,000,000
   6.609% January 3, 2001 ##                          1,000,000        1,000,000
   6.848% January 3, 2001 ##                          1,000,000        1,000,000
  General Electric Capital Corp
   6.649% January 2, 2001                             4,000,000        4,000,000
  General Motors Acceptance Corp
   6.218% March 30, 2001 @##                          1,000,000        1,000,351
  National City Bank
   6.538% January 30, 2001 @##                        2,000,000        2,000,216
  Norwest Financial Inc
   6.598% January 3, 2001 @##                         4,000,000        3,998,935
  Wal-Mart Stores Inc
   6.579% January 27, 2001 @##                        3,500,000        3,498,314
  Westdeutsche Landesbank
   6.383% January 25, 2001 @##                        3,000,000        2,999,671
                                                                    ------------
                                                                      55,998,684
                                                                    ------------
Government Agency--.24%
  Federal Home Loan Mortgage
   Discounted Notes
   5.10% January 2, 2001 @                              411,000          410,942
                                                                    ------------

Total Short Term Investments
  (Cost $156,712,483)                                               $156,712,483
                                                                    ============

Total Investments--92.67%
  (Cost $156,712,483)                                                156,712,483
                                                                    ============

Other Assets and Liabilities--7.33%                                   12,397,064
                                                                    ============

Total Net Assets--100%                                              $169,109,547
                                                                    ============

--------------------------------------------------------------------------------
Notes to Schedules of Investments
--------------------------------------------------------------------------------

  *   Non-income producing security.

 ** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $2,169,080 or 1.19% of the net assets of the Preferred Fixed Income Fund and $2,999,975 or 1.78% of the Preferred Money Market Fund.

*** Non-income producing security - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

  # All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 2000. Additional securities are earmarked to cover the remaining value of futures contracts and the open delayed delivery securities at year end.

 ## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

  @   Yields are at time of purchase (unaudited).

  +   Par is in U.S. dollars unless otherwise noted.

Abbreviations:

      ADR   - American Depositary Receipt

      MTN   - Medium Term Notes

      REMIC - Real Estate Mortgage Investment Conduit

      SDR   - Swedish Depositary Receipt

      TBA   - To Be Announced, these securities have been purchased on a delayed delivery basis.

See notes to financial statements and notes to schedules of investments

                                                   December 31, 2000 (unaudited)

-----------------------------
Notes to Financial Statements
-----------------------------

--------------------------------------------------------------------------------
1.    Accounting Policies
--------------------------------------------------------------------------------

      The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering eight portfolios (the "Funds"):

      Preferred Growth Fund ("Growth") - seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

      Preferred Value Fund ("Value") - seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

      Preferred International Fund ("International") - seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

      Preferred Small Cap Fund ("Small Cap") - seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

      Preferred Asset Allocation Fund ("Asset Allocation") - seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

      Preferred Fixed Income Fund ("Fixed Income") - seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

      Preferred Short-Term Government Securities Fund ("Short-Term Government")
      - seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

      Preferred Money Market Fund ("Money Market") - seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

      The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations

      Portfolio securities, options, futures and option on futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect

The Preferred Group of Mutual Funds

                                                   -----------------------------
                                                   Notes to Financial Statements
                                                   -----------------------------

      broker/ dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker is used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter party. Forward contracts are valued at market. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security Transactions

      Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

      Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Federal Taxes

      Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

      At June 30, 2000, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

      --------------------------------------------------------------------------
                                                      Year of       Capital Loss
      Fund                                           Expiration     Carryforward
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      Short-Term Government                             2003         $  408,901
      Short-Term Government                             2004            302,863
      Short-Term Government                             2005             96,867
      Short-Term Government                             2007             34,485
      Short-Term Government                             2008            679,840
      Fixed Income                                      2008          5,851,143
      Small Cap                                         2007          5,897,783
      --------------------------------------------------------------------------

      To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Interest Income, Debt Discount and Premium

      Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted, with exception of mortgaged-backed securities, to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities, with exception of mortgaged-backed securities, with a corresponding adjustment to the cost basis. For Short-Term Government, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

Distributions to Shareholders

      Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales

                                                   December 31, 2000 (unaudited)

-----------------------------
Notes to Financial Statements
-----------------------------

      and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

      Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

      The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

      Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Currency Contracts

      All funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts

      All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 2000.

Loans of Portfolio Securities

      Each fund (except Money Market Fund) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, or a fee. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

The Preferred Group of Mutual Funds

                                                   -----------------------------
                                                   Notes to Financial Statements
                                                   -----------------------------

      See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the collateral in the form of cash and cash equivalents.

Delayed Delivery Transactions

      All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

      The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

      While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Other

      All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

New Accounting Pronouncement

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the funds to amortize premium and discount on all fixed-income securities. Currently, the funds are amortizing premium and discount on all fixed-income securities with the exception of mortgage-backed securities. Upon initial adoption, the funds will be required to adjust the cost of its mortgage-backed securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations.

      The funds have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

                                                   December 31, 2000 (unaudited)

-----------------------------
Notes to Financial Statements
-----------------------------

--------------------------------------------------------------------------------
2.    Fees and Compensation Paid to Affiliates
--------------------------------------------------------------------------------

Management Fee

      Caterpillar Investment Management Ltd. (the "Manager") provides investment advisory and portfolio management services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

      --------------------------------------------------------------------------
                                                            Annual Percentage of
      Fund                                                    Average Net Assets
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      Growth                                                       0.75%
      Value                                                        0.75%
      International                                                0.95%
      Small Cap                                                    1.00%
      Asset Allocation                                             0.70%
      Fixed Income                                                 0.50%
      Short-Term Government                                        0.35%
      Money Market                                                 0.30%
      --------------------------------------------------------------------------

      To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

      --------------------------------------------------------------------------
      Fund                               Subadvisers
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      Growth                             Jennison Associates LLC ("Jennison")
      Value                              Oppenheimer Capital ("Oppenheimer")
      International                      Mercator Asset Management(R), LP
                                         ("Mercator")
      Small Cap                          Turner Investment Partners, Inc.
                                         ("Turner")
      Asset Allocation                   Mellon Capital Management Corporation
                                         ("Mellon") and PanAgora Asset
                                         Management, Inc. ("PanAgora")
      Fixed Income and Money Market      J. P. Morgan Investment Management Inc.
                                         ("Morgan")
      Short-Term Government              None
      --------------------------------------------------------------------------

      The subadvisers operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

      For the six months ended December 31, 2000, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

                                              -------       ------     ---------
                                              Growth        Value      Small Cap
      --------------------------------------------------------------------------
      J. P. Morgan Securities, Inc.           $22,301       $1,440         $494
      Deutsche Bank Alex Brown                                              689
                                              -------       ------       ------
                                              $22,301       $1,440       $1,183
                                              =======       ======       ======
      --------------------------------------------------------------------------

Trustees' Fees

      For the six months ended December 31, 2000, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.

The Preferred Group of Mutual Funds

                                                   -----------------------------
                                                   Notes to Financial Statements
                                                   -----------------------------

--------------------------------------------------------------------------------
3.    Beneficial Interest
--------------------------------------------------------------------------------

      As of December 31, 2000, affiliated shareholders beneficially holding more than 5% of total shares outstanding were as follows:

                                         ------------------------------------------------------------------
                                                           % of total shares outstanding
                                         ------------------------------------------------------------------
                                                             Group                         Preferred Stable
                                                           Insurance        Insurance          Principal
                                         401(k) Plan*    Trust A & B**     Reserves***     Collective Trust
      -----------------------------------------------------------------------------------------------------
      Growth                                65.52%             --             5.88%                --
      Value                                 66.13%             --            10.20%                --
      International                         33.11%          36.73%            7.15%                --
      Small Cap                             39.84%          39.51%           12.73%                --
      Asset Allocation                      41.78%          24.99%              --                 --
      Fixed Income                          17.88%          19.41%              --              50.80%
      Short-Term Government                 22.84%          22.14%           30.03%             22.25%
      Money Market                          80.60%             --               --                 --
      -----------------------------------------------------------------------------------------------------

       *    Caterpillar Investment Trust 401(k) Plan.

       ** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B (Trust A and B).

      *** Caterpillar Insurance Company Limited Insurance Reserves. The 30.03% holdings in Short-Term Government Securities Fund are held by American Bankers Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

                                                   December 31, 2000 (unaudited)

-----------------------------
Notes to Financial Statements
-----------------------------

--------------------------------------------------------------------------------
4.    Portfolio Information
--------------------------------------------------------------------------------

Security Purchases and Sales

      During the six months ended December 31, 2000, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

                                 ------------------------------       ------------------------------
                                           Long-Term                        U.S. Government
                                 ------------------------------       ------------------------------
                                  Purchases           Sales           Purchases            Sales
      ----------------------------------------------------------------------------------------------
      Growth                     $362,265,023      $357,782,322                --                --
      Value                        28,097,877        42,769,961                --                --
      International                52,509,630        70,651,792                --                --
      Small Cap                   102,993,824        97,658,310                --                --
      Asset Allocation             51,195,062         1,430,276       $19,301,983       $78,321,889
      Fixed Income                102,246,384        89,657,370        19,102,072        21,747,491
      Short-Term Government        60,412,238        45,596,247        17,252,891        20,773,828
      ----------------------------------------------------------------------------------------------

      During the six months ended December 31, 2000, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

                                              ----------------------------------
                                                            Other
                                              ----------------------------------
                                                Purchases             Sales
      --------------------------------------------------------------------------
      Money Market                            $1,578,901,137      $1,533,211,000
      --------------------------------------------------------------------------

The Preferred Group of Mutual Funds

                                                   -----------------------------
                                                   Notes to Financial Statements
                                                   -----------------------------

Futures Contracts

      Asset Allocation and Fixed Income had the following futures contracts open at December 31, 2000:

      -----------------------------------------------------------------------------------------------
                                       Number of     Expiration     Underlying          Unrealized
      Contracts                        Contracts        Date        Face Value       Gain (Loss), Net
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
       Asset Allocation:
       Long Positions:
          S&P 500                             77       Mar 01      $ 25,698,750       ($   842,970)
          S&P 500                             59       Mar 01        19,691,250           (269,609)
                                                                                      ------------
                                                                                        (1,112,579)
                                                                                      ------------
       Short Positions:
          U.S. Treasury Bonds                (31)      Mar 01        (3,243,375)            10,955
                                                                                      ------------
                                                                                      ($ 1,101,624)
                                                                                      ============
       Fixed Income:
       Long Positions:
          U.S. Treasury Notes                178       Mar 01        18,434,125       $    367,443
          U.S. Treasury Notes                 52       Mar 01         5,282,063            100,120
                                                                                      ------------
                                                                                           467,563
                                                                                      ------------
       Short Positions:
           U.S. Treasury Notes              (128)      Mar 01       (13,422,000)          (349,110)
           U.S. Treasury Notes               (10)      Mar 01        (1,046,250)           (12,555)
                                                                                      ------------
                                                                                          (361,665)
                                                                                      ------------
                                                                                      $    105,898
                                                                                      ============
      -----------------------------------------------------------------------------------------------

      Unrealized Appreciation (Depreciation)

      Unrealized appreciation (depreciation) for each fund at December 31, 2000, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                                              Net unrealized          Cost for
                                  Gross unrealized    Gross unrealized        appreciation/         federal tax
      Fund                          appreciation        (depreciation)        (depreciation)          purposes
      ----------------------------------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------------------------------
      Growth                        $110,209,406         ($92,341,386)         $ 17,868,020         $705,429,503
      Value                          172,602,274          (18,952,053)          153,650,221          257,479,372
      International                   75,874,778          (17,631,639)           58,243,139          323,620,909
      Small Cap                       12,600,169           (9,927,718)            2,672,451          119,522,881
      Asset Allocation                32,807,881           (4,189,447)           28,618,434          236,904,844
      Fixed Income                     6,193,738             (941,635)            5,252,103          190,918,393
      Short-Term Government            1,128,563               (5,644)            1,122,919           75,313,585
      Money Market                            --                   --                    --          156,712,483
      ----------------------------------------------------------------------------------------------------------

                                                   December 31, 2000 (unaudited)

-----------------------------
Notes to Financial Statements
-----------------------------

Income Tax Information

      The funds which declared and paid a long-term capital gain distribution in calendar year 2000 (Growth, Value International and Asset Allocation) hereby designate the following amounts as long-term capital gain distributions:

      --------------------------------------------------------------------------
                                                                     Long-term
      Fund                                                         capital gains
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      Growth                                                        $171,463,097
      Value                                                           42,924,614
      International                                                   43,972,840
      Asset Allocation                                                25,591,506
      --------------------------------------------------------------------------

The Preferred Group of Mutual Funds

                                             -----------------------------------
                                             The Preferred Group of Mutual Funds
                                             -----------------------------------

Officers and Trustees

      Gary M. Anna ........................................Trustee
      William F. Bahl .....................................Trustee
      F. Lynn McPheeters ..................................Trustee
      Dixie L. Mills ......................................Trustee
      Kenneth J. Zika .....................................Trustee
      David L. Bomberger ................................President
      Fred L. Kaufman ................Vice President and Treasurer
      Sean X. McKessy .......................................Clerk

Investment Adviser

      Caterpillar Investment Management Ltd.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL  61602-1104

Distributor

      Caterpillar Securities Inc.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL  61602-1104

Custodian

      State Street Bank & Trust Co.
      P.O. Box 1713
      Boston, MA  02101

Transfer Agent and Investor Services

      Boston Financial Data Services, Inc.
      The BFDS Building
      Two Heritage Drive
      N. Quincy, MA  02171

Legal Counsel

      Ropes & Gray
      One International Place
      Boston, MA  02110-2624

                                     [LOGO]

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

                             www.PreferredGroup.com

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                                   December 31, 2000 (unaudited)

----------------------
Shareholder Privileges
----------------------

--------------------------------------------------------------------------------
Affordable Minimum       You may open a Preferred account with an investment of
    Investment           $1,000 or more. Subsequent investments of $50 or more
                         may be made at any time.
--------------------------------------------------------------------------------
Free Checkwriting        You can write an unlimited number of free checks
                         (minimum $250 per check) against the assets in your
                         account (Money Market and Short-Term Government
                         Securities Funds only). You must maintain the minimum
                         required account balance of $1,000.
--------------------------------------------------------------------------------
    Systematic           You may authorize your bank to debit your checking
   Savings Plan          account automatically and send regular monthly
                         investments of $50 or more to your fund account. If you
                         select this option, you may open an account with your
                         first monthly investment of $50.
--------------------------------------------------------------------------------
Exchange Privilege       Should you wish to change your investment selection,
                         you may move all or a portion of your assets to another
                         fund. One toll-free call is all it takes.
--------------------------------------------------------------------------------
    IRA Plans            If you consider a comfortable retirement to be one of
                         your financial goals, you might be especially
                         interested in opening a Preferred Traditional or Roth
                         IRA account. You may transfer or roll over your current
                         IRA. You may also convert your current IRA at another
                         institution to a Preferred Roth IRA. Call
                         1-800-662-4769 for a free IRA kit.
--------------------------------------------------------------------------------
  Comprehensive          You can reach The Preferred Group at 1-800-662-4769
Investor Services        during normal business hours of 8 a.m. to 6 p.m.
                         eastern time to discuss your questions with our
                         Investor Services Representatives. After business hours
                         you can access pre-recorded information via the
                         Preferred Tele-Services line. You will also receive
                         easy-to-read account statements and a comprehensive
                         year-end summary statement for your tax records. High
                         quality service is our top priority at The Preferred
                         Group.
--------------------------------------------------------------------------------
  100% No-Load*          We are a 100% no-load fund group. There are no sales
                         commissions, exchange fees, exit fees or 12b-1 fees
                         when you invest in a Preferred Group fund. All of your
                         money goes to work for you immediately.
--------------------------------------------------------------------------------

* The Preferred Group is a no-load mutual fund family and does not charge 12b-1 fees. As with any no-load mutual fund, however, certain other fees and expenses apply to continued investments in the funds. These fees and expenses are described in the funds' current prospectus, which should be read carefully before making an investment.

           [LOGO]                                       ------------------------
    THE PREFERRED GROUP                                         PRESORTED
      OF MUTUAL FUNDS                                           STANDARD
                                                           U.S. POSTAGE PAID
       P.O. Box 8320                                       SOUTH SUBURBAN, IL
   Boston, MA 02266-8320                                      PERMIT #3602
                                                        ------------------------
   www.PreferredGroup.com

       Distributed by
Caterpillar Securities Inc.

                                Semiannual Report

                                December 31, 2000
                                   (unaudited)

                                    Building
                                 FINANCIAL
                                          Bridges(R)

                               [GRAPHIC OMITTED]